                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                   Depositor

                                     Adjustable Rate Mortgage Trust 2006-3
                          Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                 Series 2006-3

                                         $[1,477,570,100](Approximate)
                               Expected Investor Settlement Date: July 31, 2006

                                           TERM SHEET ~ Version 1.0
                                                July [20], 2006

                                          DLJ Mortgage Capital, Inc.
                                              Sponsor and Seller

                                            Wells Fargo Bank, N.A.
                               Master Servicer, Trust Administrator and Servicer

                                      Countrywide Home Loans Servicing LP
                                                   Servicer
                                       Select Portfolio Servicing, Inc.,
                                          Servicer & Special Servicer

                                        U.S. Bank National Association
                                                    Trustee

                                      Credit Suisse Securities (USA) LLC
                                                  Underwriter

                                   Adjustable Rate Mortgage Trust 2006-3                  July [20], 2006
                                                TERM SHEET                                 (212) 538-3831
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse Securities (USA)
LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

          STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

---------------------------------------------------------------------------------------------------------------

The issuer has filed a (i)  registration  statement  (including a prospectus)  with a file number of 333-130884 and (ii) a Term Sheet Supplement,  with the SEC for the offering to which this  communication  relates.  Before you invest,  you should read the prospectus in that  registration  statement and the Term Sheet  Supplement and other  documents  the  issuer has filed with the SEC for more  complete  information  about the issuer and this offering.  You may get  these  documents  for  free by  visiting  EDGAR  on the  SEC  website  at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating  in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

This free  writing  prospectus  is not required to contain all  information  that is required to be included in the base prospectus and the prospectus  supplement  that will be prepared for the securities  offering to which this free writing  prospectus  relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The  information in this free writing  prospectus is  preliminary,  and may be superseded by an additional free writing  prospectus  provided  to you prior to the time you enter into a  contract  of sale.  This  preliminary free writing  prospectus is being  delivered to you solely to provide you with  information  about the offering of the  securities  referred  to  herein.  The  securities  are  being  offered  when,  as and  if  issued.  In particular,  you are  advised  that  these  securities,  and the asset  pools  backing  them,  are  subject  to modification  or  revision  (including,  among  other  things,  the  possibility  that one or more  classes  of securities may be split,  combined or  eliminated),  at any time prior to issuance or  availability  of a final prospectus.  As a result,  you may commit to purchase  securities  that have  characteristics  that may change, and you are advised  that all or a portion of the  securities  may not be issued that have the  characteristics described in these  materials.  Our  obligation to sell  securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract  of sale will come into being no sooner  than the date on which the  relevant  class has been priced and we have confirmed the allocation of securities to be made to you; any  "indications of interest"  expressed by you, and any "soft circles"  generated by us, will not create  binding  contractual  obligations  for you or
us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends,  disclaimers  or other notices that may appear at the bottom of the email  communication  to which this free writing  prospectus  is attached  relating to (1) these  materials  not  constituting  an offer (or a solicitation of an offer),  (2) no representation  that these materials are accurate or complete and may not be updated or (3) these  materials  possibly being  confidential  are not applicable to these materials and should be disregarded.  Such legends,  disclaimers or other notices have been  automatically  generated as a result of these materials having been sent via Bloomberg or another system.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

                               Offered Certificates: $[1,477,570,100] (Approximate)

--------- ----------- --------- ---------- ------------ --------------- ----------- -------- ------ ---------------
                                              Prin.
           Original   Initial   Avg. Life    Window                     Pricing     Proj.               Exp'd
           Balance    Coupon    Call/Mat.   Call/Mat.                   Speed and   Net      W.A.      Rating(3)
 Class     (+/-5%)      (%)     (Years)(1) (Months)(1)       Type       Assumption  Margin(2)MTR(2)  S&P/Moody's
--------- ----------- --------- ---------- ------------ --------------- ----------- -------- ------ ---------------
--------- ----------- --------- ---------- ------------ --------------- ----------- -------- ------ ---------------
 1-A-1   $[219,440,000[6.0169]%([2.56/2.56][1-59/1-60]    Sen/WAC/PT      25 CPB    [2.166]% [58]     [AAA/Aaa]
  2-A-1   $[36,242,000[5.9710]%([2.58/2.90][1-59/1-84]    Sen/WAC/PT      25 CPB    [2.008]% [80]     [AAA/Aaa]
 3-A-1    $[59,578,000[6.0569]%([2.54/2.55][1-59/1-60]    Sen/WAC/PT      25 CPB    [3.063]% [58]     [AAA/Aaa]
 4-A-1   $[300,000,000[TBD](7)  [2.34/2.56][1-77/1-173]  Supr Snr Flt     30 CPR    [2.942]% [56]     [AAA/Aaa]
         $[300,000,000[TBD](8)  [2.34/2.56][1-77/1-173]   Super Snr       30 CPR    [2.942]% [56]     [AAA/Aaa]
 4-A-2                                                   Flt/Uncap'd
         $[227,373,000[TBD](9)  [1.00/1.00][1-28/1-28]    Super Snr       30 CPR    [2.942]% [56]     [AAA/Aaa]
4-A-3-1                                                    Flt/SEQ
          $[94,173,000[TBD](10) [3.50/3.50][28-63/28-63]  Super Snr       30 CPR    [2.942]% [56]     [AAA/Aaa]
4-A-3-2                                                    Flt/SEQ
          $[50,783,000[TBD](11) [6.20/7.81][63-77/63-173] Super Snr       30 CPR    [2.942]% [56]     [AAA/Aaa]
4-A-3-3                                                    Flt/SEQ
 4-A-4   $[108,037,000[TBD](12) [2.34/2.56][1-77/1-173]  AAA Mezz Flt     30 CPR    [2.942]% [56]     [AAA/Aaa]
   AR         $ [50]  [6.0169]%([0.07/0.07] [1-1/1-1]    Sen/Residual     25 CPB    [2.166]% [58]      [AAA/NR]
  AR-L        $ [50]  [6.0169]%([0.07/0.07] [1-1/1-1]    Sen/Residual     25 CPB    [2.166]% [58]      [AAA/NR]
--------- ----------- --------- ---------- ------------ --------------- ----------- -------- ------ ---------------

Information  is  preliminary  and subject to final  collateral,  rating agency  approval and legal review.  The analyses,  calculations  and  valuations  herein are based on certain  assumptions  and data  provided by third parties  that may vary from the  actual  characteristics  of the final  collateral.  Credit  Suisse  Securities
(USA) LLC makes no  representation  that such  analyses or  calculations  are accurate or that such  valuations represent  levels where  actual  trades may occur.  Investors  should rely on the  information  contained in or filed in connection with the prospectus/prospectus supplement.

--------------------------
(1)  Weighted  average  lives and  principal  windows  with  respect  to the Group 1, Group 2 and Group 3
 Certificates (as defined herein) will be calculated to 'Call' assuming the related 10% optional  termination is  exercised  and all  related  mortgage  loans pay down on their  initial  reset date;  and to  'Maturity'
 assuming  all related  mortgage  loans pay down on their  initial  reset date;  in both cases  assuming  the related  Pricing Speed and  Assumptions  stated  above.  Weighted  average lives and principal  windows with respect to the Group 4 Certificates  (as defined  herein) will be calculated to 'Call'  assuming the related
 10% optional termination is exercised;  and to 'Maturity';  in both cases assuming the related Pricing Speed and Assumptions stated above.
(2) Based on weighted average information on the assumed collateral as of the Cut-off Date.
(3) The group 1 senior offered certificates,  other than the Class AR and Class AR-L  Certificates,  group 2 senior  offered  certificates  and group 3 senior offered  senior  certificates  are expected to be rated by
 Standard & Poor's Ratings Services ("S&P") and Moody's Investors  Service,  Inc.  ("Moody's").  The Class AR
 and Class AR-L Certificates are expected to be rated by S&P.
(4) The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately  [6.0169]%
 per  annum.  After  the  first  distribution  date,  the per  annum  pass-through  rate on the  Class  1-A-1
 Certificates  will equal the  weighted  average  of the net  interest  rates on the group 1  mortgage  loans
 (30/360 accrual basis, 24 day delay).
(5) The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately  [5.9710]%
 per  annum.  After  the  first  distribution  date,  the per  annum  pass-through  rate on the  Class  2-A-1
 Certificates  will equal the  weighted  average  of the net  interest  rates on the group 2  mortgage  loans
 (30/360 accrual basis, 24 day delay).
(6) The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately  [6.0569]%
 per  annum.  After  the  first  distribution  date,  the per  annum  pass-through  rate on the  Class  3-A-1
 Certificates  will equal the  weighted  average  of the net  interest  rates on the group 3  mortgage  loans
 (30/360 accrual basis, 24 day delay).
(7) The initial  pass-through  rate on the Class 4-A-1  Certificates is expected to be approximately  [TBD]%
 per  annum.  After  the  first  distribution  date,  the per  annum  pass-through  rate  on the  Class 4-A-1
 Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
 (ii) the group 4 net funds cap,  and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 4 mortgage loans, the Class 4-A-1  certificate margin will increase to twice the original margin.
(8) The initial formula rate on the  Class 4-A-2  Certificates  is expected to be  approximately  [TBD]% per annum. After the first  distribution  date, the per annum pass-through rate on the Class 4-A-2  Certificates will equal the sum of one-month LIBOR for that distribution date plus [TBD]% (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans,  the Class 4-A-2  certificate  margin will increase to twice the original margin.
(9) The initial  pass-through rate on the Class 4-A-3-1  Certificates is expected to be approximately [TBD]%
 per  annum.  After  the  first  distribution  date,  the per annum  pass-through  rate on the  Class 4-A-3-1
 Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
(ii) the group 4 net funds cap,  and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 4  mortgage  loans,  the  Class 4-A-3-1  certificate  margin  will  increase to twice the original margin.
(10) The initial pass-through rate on the Class 4-A-3-2  Certificates is expected to be approximately [TBD]%
 per  annum.  After  the  first  distribution  date,  the per annum  pass-through  rate on the  Class 4-A-3-2
 Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
 (ii) the group 4 net funds cap,  and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 4  mortgage  loans,  the  Class 4-A-3-2  certificate  margin  will  increase to twice the original margin.
(11) The initial pass-through rate on the Class 4-A-3-3  Certificates is expected to be approximately [TBD]%
 per  annum.  After  the  first  distribution  date,  the per annum  pass-through  rate on the  Class 4-A-3-3
 Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
 (ii) the group 4 net funds cap,  and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 4  mortgage  loans,  the  Class 4-A-3-3  certificate  margin  will  increase to twice the original margin.
(12) The initial  pass-through rate on the Class 4-A-4  Certificates is expected to be approximately  [TBD]%
 per  annum.  After  the  first  distribution  date,  the per  annum  pass-through  rate  on the  Class 4-A-4
 Certificates  will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,
 (ii) the group 4 net funds cap,  and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination date for the group 4 mortgage loans, the Class 4-A-4  certificate margin will increase to twice the original margin.
(13) The initial pass-through rate on the Class AR and Class AR-L Certificates is expected to be approximately [6.0169]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                          Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                 Series 2006-3

                                         Offered Certificates (cont.)
--------- ----------- ---------- ---------- ----------- ------------ ----------- --------- ------ ------------------
 Class     Original    Initial   Avg. Life  Prin.          Type      Pricing     Proj.     W.A.         Exp'd
                                            Window
           Balance    Coupon     Call/Mat.  Call/Mat.                Speed and   Net                   Rating(16)
           (+/-5%)       (%)     (Years)(14)(Months)(1)              Assumption  Margin(15) MTR(2)    S&P/Moody's
--------- ----------- ---------- ---------- ----------- ------------ ----------- --------- ------ ------------------
 4-M-1   $[15,208,000][TBD](17)  [4.44/4.81][39-77/39-11Sub/Floater    30 CPR    [2.942]%  [56]      [AA+/ Aa1]
         $[14,038,000]           [4.43/4.76            1                         [2.942]%  [56]      [AA / Aa2]
 4-M-2                [TBD](18)      ]      [39-77/39-1 Sub/Floater    30 CPR
 4-M-3    $[8,189,000][TBD](19)  [4.41/4.70][38-77/38-10Sub/Floater    30 CPR    [2.942]%  [56]      [AA / Aa3]
 4-M-4    $[6,434,000][TBD](20)  [4.40/4.66][38-77/38-10Sub/Floater    30 CPR    [2.942]%  [56]       [AA-/ A1]
 4-M-5    $[5,849,000][TBD](21)  [4.40/4.62][38-77/38-97Sub/Floater    30 CPR    [2.942]%  [56]       [A+/ A2]
 4-M-6    $[5,849,000][TBD](22)  [4.40/4.58][38-77/38-93Sub/Floater    30 CPR    [2.942]%  [56]       [A+/ A3]
 4-M-7    $[5,849,000][TBD](23)  [4.40/4.53][38-77/38-89Sub/Floater    30 CPR    [2.942]%  [56]      [A / Baa1]
 4-M-8    $[5,849,000][TBD](24)  [4.37/4.43][37-77/37-84Sub/Floater    30 CPR    [2.942]%  [56]      [A- / Baa2]
 4-M-9    $[5,849,000][TBD](25)  [4.32/4.32][37-77/37-78Sub/Floater    30 CPR    [2.942]%  [56]      [BBB/ Baa3]
 C-B-1    $[4,580,000][6.0192]%(2[4.28/4.37][1-59/1-84] Sub/WAC/PT     25 CPB    [2.318]%  [61]       [AA/Aa2]
          $[2,779,000][6.0192]%  [4.28/4.37]
 C-B-2                  (13)                [1-59/1-84] Sub/WAC/PT     25 CPB    [2.318]%  [61]        [A/A2]
          $[1,471,000][6.0192]%  [4.28/4.37][1-59/1-84]
 C-B-3                  (13)                            Sub/WAC/PT     25 CPB    [2.318]%  [61]      [BBB/Baa2]
--------- ----------- ---------- ---------- ----------- ------------ ----------- --------- ------ ------------------

--------------------------

(1)  Weighted  average  lives and  principal  windows with respect to the Class C-B
 Certificates   will  be  calculated  to  'Call'  assuming  the  related  10%  optional termination  is exercised  and all related  mortgage  loans pay down on their  initial reset date;  and to 'Maturity'  assuming all related  mortgage loans pay down on their initial reset date; in both cases assuming the related  Pricing Speed and  Assumptions stated above.  Weighted average lives and principal  windows with respect to the Class
 4-M  Certificates  (as defined  herein)  will be  calculated  to 'Call'  assuming  the related 10%  optional  termination  is  exercised;  and to  'Maturity';  in both cases assuming the related Pricing Speed and Assumptions stated above.
(2) Based on weighted average  information on the assumed collateral as of the Cut-off
 Date.
(3) The subordinate offered certificates and the non-offered certificates,  other than the  Class C-B-6,  Class 4-X  and  Class P  Certificates,  may be rated by one or more rating agencies.
(4) The initial  pass-through  rate on the Class 4-M-1  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-1  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-1  certificate  margin will increase to twice the original margin.
(5) The initial  pass-through  rate on the Class 4-M-2  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-2  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-2  certificate  margin will increase to twice the original margin.
(6) The initial  pass-through  rate on the Class 4-M-3  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-3  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-3  certificate  margin will increase to twice the original margin.
(7) The initial  pass-through  rate on the Class 4-M-4  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-4  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-4  certificate  margin will increase to twice the original margin.
(8) The initial  pass-through  rate on the Class 4-M-5  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-5  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-5  certificate  margin will increase to twice the original margin.
(9) The initial  pass-through  rate on the Class 4-M-6  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-6  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-6  certificate  margin will increase by
 0.50%.
(10) The initial  pass-through rate on the Class 4-M-7  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-7  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-7  certificate  margin will increase by
 0.50%.
(11) The initial  pass-through rate on the Class 4-M-8  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-8  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-8  certificate  margin will increase by
 0.50%.
(12) The initial  pass-through rate on the Class 4-M-9  Certificates is expected to be approximately  [TBD]%  per annum.  After the first  distribution  date,  the per annum pass-through rate on the Class 4-M-9  Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%,  (ii) the group 4 net funds cap, and (iii) [TBD]%  (ACT/360,  0 day delay).  After the optional  termination  date for the group 4  mortgage  loans the Class 4-M-9  certificate  margin will increase by
 0.50%.
(13) The initial pass-through rate on the Class C-B Certificates is expected to be approximately [6.0192]% per annum.  After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2 and group 3 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                          Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                 Series 2006-3

                                           Non-Offered Certificates
--------- ------------ --------- ---------- ----------- ------------ ----------- --------- ------ ------------------
 Class     Original    Initial   Avg. Life  Prin.          Type       Pricing    Proj.     W.A.         Exp'd
                                            Window
            Balance    Coupon    Call/Mat.  Call/Mat.                Speed and   Net                  Rating(3)
            (+/-5%)      (%)     (Years)(1) (Months)(1)              Assumption  Margin(2) MTR(2)    S&P/Moody's
--------- ------------ --------- ---------- ----------- ------------ ----------- --------- ------ ------------------
 C-B-4    $[1,308,000] [6.0192]%(4) N/A        N/A      Sub/WAC/PT     25 CPR    [2.318]%  [61]        [BB/NR]
 C-B-5     $[981,000]  [6.0192]%(4) N/A        N/A      Sub/WAC/PT     25 CPR    [2.318]%  [61]        [B/NR]
 C-B-6    $[656,600.03][6.0192]%(4) N/A        N/A      Sub/WAC/PT     25 CPR    [2.318]%  [61]        [NR/NR]
 4-B-1    $[5,850,000] [TBD](27)(4) N/A        N/A      Sub/Floater    30 CPR    [2.942]%  [56]       [NR/ Ba1]
  4-X     $[1,169,860,152N/A        N/A        N/A       Residual       N/A        N/A      N/A        [NR/NR]
   P             $[0]    N/A        N/A        N/A       Residual       N/A        N/A      N/A        [NR/NR]
--------- ------------ --------- ---------- ----------- ------------ ----------- --------- ------ ------------------

--------------------------

(1)  Weighted  average  lives and  principal  windows  with respect to the Group 1,
 Group 2 and Group 3  Certificates  (as defined  herein) will be  calculated  to 'Call'
 assuming the related 10% optional  termination  is exercised and all related  mortgage loans pay down on their  initial reset date;  and to  'Maturity'  assuming all related mortgage  loans pay down on their  initial  reset  date;  in both cases  assuming  the related  Pricing  Speed and  Assumptions  stated  above.  Weighted  average  lives and principal  windows with respect to the Group 4 Certificates  (as defined  herein) will be calculated to 'Call'  assuming the related 10% optional  termination  is exercised;
 and to 'Maturity';  in both cases assuming the related  Pricing Speed and  Assumptions stated above.
(2) Based on weighted average  information on the assumed collateral as of the Cut-off
 Date.
(3) The group 1 senior  offered  certificates,  other than the Class AR and Class AR-L
 Certificates,  group 2 senior offered  certificates  and group 3 senior offered senior certificates  are expected to be rated by Standard & Poor's Ratings  Services  ("S&P")
 and  Moody's  Investors  Service,  Inc.  ("Moody's").   The  Class AR  and  Class AR-L
 Certificates are expected to be rated by S&P.
(4) The  initial  pass  through  rate on the Class C B  Certificates  is expected to be approximately  [6.0192]% per annum.  After the first  distribution  date, the per annum pass through  rate on the Class C B  Certificates  will equal the  weighted  average of the net interest rates on the group 1, group 2 and group 3 mortgage  loans,  as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).
(5) The initial pass-through rate on the Class 4-B-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 4-B-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 4 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay).  After the optional termination date for the group 4 mortgage loans the Class 4-B-1 certificate margin will increase by
0.50%.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

I. SUMMARY

       Issuer...................Adjustable Rate Mortgage Trust 2006-3.
       Title of Series..........Adjustable Rate  Mortgage-Backed  Pass-Through  Certificates,  Series
                                2006-3.
       Depositor................Credit Suisse First Boston Mortgage Securities Corp.
       Sponsor and Seller.......DLJ Mortgage Capital, Inc.
       Servicers................Countrywide  Home Loans  Servicing  LP, Select  Portfolio  Servicing,
                                Inc. ("SPS") and Wells Fargo Bank, N.A. ("Wells Fargo").
       Special Servicer.........SPS.
       Master Servicer..........Wells Fargo.
       Trustee..................U.S. Bank National Association.
       Trust Administrator......Wells Fargo.
       Custodians...............Wells Fargo and LaSalle Bank, N.A.
       Mortgage Pool............[4,372]   adjustable-rate  and  fixed-rate  mortgage  loans  with  an aggregate  principal balance of approximately  $[1,496,895,852] as of the  cut-off  date,  secured  by first  liens on one- to  four-family residential  properties.  Generally,  after the  initial  fixed  rate period,  the  interest  rate  and  payment  for  the  adjustable-rate mortgage  loans adjust  semi-annually  or annually  based on an index plus  a  margin.  The  mortgage  pool  consists  of  five  groups  of mortgage loans.

                                [Group 1 is generally  comprised of  adjustable-rate  mortgage  loans with an initial  fixed rate period of 5 years,  Group 2 is  generally comprised of  adjustable-rate  mortgage  loans with an initial  fixed
                                rate  period  of  7  years,   Group  3  is  generally   comprised  of
                                adjustable-rate  mortgage  loans with an initial fixed rate period of
                                5 years, Group 4A is generally comprised of adjustable-rate  mortgage loans  with an  initial  fixed  rate  period of 2 years,  3 years,  5 years, or 7 years, and Group 4B is generally  comprised of fixed-rate mortgage loans.]

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                 Number of Mortgage      Cut-off Date Principal
                        Loans                   Balance
-------------- ------------------------ -------------------------
-------------- ------------------------ -------------------------
   Group 1              [349]             $[227,635,792.26]
   Group 2               [79]              $[37,596,223.44]
   Group 3              [264]              $[61,803,684.33]
  Group 4A            [2,330]             $[872,587,319.69]
  Group 4B            [1,350]             $[297,272,832.04]

                    Approximately  [56.58]%,  [26.80]%,  [1.77]% and [34.41]% of
                    the groups 1, 2, 3 and 4A mortgage loans, respectively, have interest  rates  that will begin to adjust in the same month that the borrower's  payment becomes fully amortizing.  This could  potentially  cause a  greater  payment  shock  to the borrower.

                                                      % of mortgage
                                                        loans with
                                                         initial
                                                      servicing fee
                                                        of 25 bps
                                                      increasing to
                 % of mortgage      % mortgage          37.5 bps
                   loans with        loans with        beginning on
                 servicing fee    servicing fee of    the first rate
  Designation      of 25 bps          37.5 bps       adjustment date
--------------- ----------------- ------------------ -----------------
--------------- ----------------- ------------------ -----------------
   Group 1          [0.43]%           [16.93]%           [82.64]%
   Group 2          [1.09]%           [83.52]%           [15.39]%
   Group 3          [0.89]%           [98.00]%           [1.11]%
   Group 4A         [52.15]%           [4.48]%           [43.37]%
   Group 4B        [100.00]%*          [0.00]%           [0.00]%

*One loan has a servicing fee of 20 bps for life.

Information  contained  herein  reflects the July 1, 2006  cut-off  date  scheduled balances.  Collateral  information  contained  herein  is  indicative.  On the  closing date, the aggregate  principal  balance of the mortgage loans in loan groups 1, 2 and 3 will equal the aggregate  principal  balance of the Group 1, 2, and 3 Certificates  and the Class C-B Certificates.

On the closing date, the aggregate principal balance of the mortgage loans in loan group 4 will exceed the aggregate principal balance of the Group 4 Certificates by the initial overcollateralization amount.

For further collateral information, see "Collateral Summary" and "Collateral Details"
herein.

       Cut-off Date.............July 1, 006.
       Closing Date.............On or about July 31, 2006.
       Investor Settlement      On or about July 31, 2006.
       Date.....................
       Distribution Dates.......On the 25th day of each  month,  or if the 25th day is not a business day, on the succeeding business day beginning in August 2006.
       Scheduled Final
       Distribution Date........The   distribution   date  in   [August 2036].   The   actual   final
                                distribution date could be substantially earlier.
       Maturity Date............[August 25, 2036].
       Offered Certificates.....Class  1-A-1,  Class AR and Class  AR-L  Certificates  (the  "Group 1
                                Certificates"),

                                Class 2-A-1 Certificates (the "Group 2 Certificates"),

                                Class 3-A-1 Certificates (the "Group 3 Certificates"),

                                Class 4-A-1 Certificates, Class 4-A-2 Certificates,

                                Class 4-A-3-1      Certificates,      Class 4-A-3-2     Certificates,
                                Class 4-A-3-3 Certificates (together, the Class 4-A-3 Certificates)

                                and  Class 4-A-4   Certificates   (together,   the  "Group  4  Senior
                                Certificates"),

                                Class 4-M-1,   Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class  4-M-5
                                Certificates,  Class 4-M-6,  Class 4-M-7, Class 4-M-8 and Class 4-M-9
                                (together the "Class 4-M  Certificates",  and together with the Class
                                4-B-1  Certificates,  the  "Group 4  Subordinate  Certificates,"  and
                                together  with  the  Group 4 Senior  Certificates,  the  Class  4-B-1
                                Certificates   and  the   Class 4-X   Certificates,   the   "Group  4
                                Certificates"),

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                Group 1 Certificates,  Group 2 Certificates, Group 3 Certificates and
                                Group 4 Senior Certificates (together, the "Senior Certificates"),

                                Class C-B-1,  Class C-B-2 and Class C-B-3 Certificates (together with the  Senior  Certificates  and  the  Group  4  -M  Certificates,  the
                                "Offered Certificates").
       Privately Offered
       Certificates.............Class C-B-4,  Class C-B-5 and Class C-B-6 Certificates (together with
                                the  Class C-B-1,   Class C-B-2  and  Class C-B-3  Certificates,  the
                                "Class C-B Certificates"),  the Class 4-B-1 Certificates, the Class P
                                Certificates and the Class 4-X Certificates.
       Form of Offered
       Certificates.............The  Offered  Certificates,  other  than the Class AR and Class  AR-L
                                Certificates,  will be  book-entry  certificates.  The  Class  AR and
                                Class AR-L Certificates will be physical certificates.
       Minimum Denominations....The  Offered  Certificates,  other  than the Class AR and Class  AR-L
                                Certificates,  will be issued in minimum  denominations (by principal balance) of $25,000 and integral  multiples of $1 in excess  thereof.
                                The Class AR and Class  AR-L  Certificates  will be issued in minimum percentage interests of 20%.
       Accrual Periods..........For any  distribution  date and any  class of  Offered  Certificates, other than the Group 4 Certificates,  the calendar month  immediately preceding that  distribution  date. For any distribution date and the
                                Group  4  Certificates,  the  period  commencing  on the  immediately preceding  distribution date (or the closing date, in the case of the first  accrual  period) and ending on the day  immediately  preceding the related distribution date.
       Day Count................For any  distribution  date and any  class of  Offered  Certificates, other than the Group 4  Certificates,  interest will be calculated on the basis of a 360-day year  consisting of twelve 30-day months.  For any distribution date and the Group 4 Certificates,  interest will be calculated  on the basis of a 360-day  year and the actual  number of days elapsed in each accrual period.
       Delay Days...............For any  distribution  date  and any  class of  Offered  Certificates other than the Group 4  Certificates,  24 days. For any  distribution date and the Group 4 Certificates, 0 days.

       Optional Termination.....On any distribution  date on which the aggregate  outstanding  stated
                                principal  balance of the group 1, group 2 and group 3 mortgage loans is less than or equal to 10% of its  aggregate  principal  balance as of the cut-off  date,  the  terminating  entity may,  but will not be required to,  purchase from the trust all remaining group 1, group 2, and group 3  mortgage loans,  thereby causing an early  retirement of and a  principal  prepayment  on the  Group 1,  Group 2,  Group 3 and
                                Class C-B Certificates.

                                On any distribution  date on which the aggregate  outstanding  stated
                                principal  balance  of the  group 4A and group 4B  mortgage  loans is less than or equal to 10% of its  aggregate  principal  balance as of the cut-off date (plus amounts on deposit in the  prefunding  account on the closing date, if any),  the  terminating  entity may, but will not be required to,  purchase from the trust all  remaining  group 4A and group 4B mortgage loans,  thereby causing an early  retirement of and a principal prepayment on the Group 4 Certificates.
       Ratings..................The Group 1 (other than the Class AR and Class AR-L  Certificates) to
                                Group 4  Certificates  are expected to be rated by Moody's  Investors
                                Service,  Inc.  ("Moody's)  and  Standard & Poor's  Ratings  Services
                                ("S&P"),  with the  ratings  indicated  in the table on page 2 above.
                                Certain of the Class C-B  Certificates may be rated by Moody's and/or
                                S&P.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

       ERISA Considerations.....The Offered  Certificates,  other than the Class 4-A-2,  Class AR and
                                Class AR-L Certificates,  may be eligible for purchase by transferees acting  for,  or on  behalf  of,  employee  benefit  plans  or  other retirement  arrangements that are subject to the Employee  Retirement
                                Income  Security  Act of 1974,  as amended  ("ERISA"),  or to Section
                                4975 of the  Internal  Revenue Code of 1986,  as amended,  subject to certain considerations  described in the prospectus  supplement.  The
                                Class  4-A-2  Certificates  may not be  acquired  or held by a person investing  assets  of any  such  plans  or  arrangements  before  the
                                termination   of  the  Class  4-A-2  swap   agreement,   unless  such
                                acquisition   or  holding  is  eligible  for  the  exemptive   relief
                                available under one of the class exemptions  described in the related
                                prospectus  supplement.   Sales  of  the  Class  AR  and  Class  AR-L
                                Certificates   to  such   plans  or   retirement   arrangements   are
                                prohibited, except as described in the prospectus supplement.
       Federal Income Tax
       Consequences.............For federal  income tax purposes,  the depositor  will cause multiple separate real estate mortgage  investment conduit ("REMIC") elections to be made with  respect to the trust  (exclusive  of the assets held in the basis risk  reserve  fund).  The Offered  Certificates,  other than  the  Class  AR and  Class  AR-L  Certificates,  will  represent ownership  of  regular  interests  in the  upper  tier  REMIC.  These certificates  will generally be treated as representing  ownership of debt for federal income tax purposes.  Holders of these  certificates will be  required  to  include as income all  interest  and  original issue discount,  if any, on such  certificates in accordance with the accrual method of accounting,  regardless of the  certificateholders'
                                usual methods of accounting.  In addition,  the Group 4 Certificates, other than the  Class 4-X  Certificates,  will be treated as having a right to  receive  certain  payments  from  the  related  basis  risk reserve  fund.  For  federal  income  tax  purposes,  the Class  AR-L
                                Certificates  will represent  ownership of the residual  interests in the lower-tier  REMICs,  which will hold the mortgage loans,  and the
                                Class  AR  Certificates  will  represent  ownership  of the  residual interest in each remaining REMIC.
       Legal Investment.........[If any,  the  Offered  Certificates,  other  than  the  Class 4-M-2,
                                Class 4-M-3,  Class 4-M-4,  Class 4-M-5,  Class  4-M-6,  Class 4-M-7,
                                Class 4-M-8, Class 4-M-9,  Class C-B-2 and Class C-B-3  Certificates,
                                will be "mortgage  related  securities" for purposes of the Secondary
                                Mortgage  Market  Enhancement  Act  of  1984  ("SMMEA").  You  should consult  your  legal  advisors  in  determining  whether  and to what extent the Offered  Certificates  constitute  legal  investments  for you.]
       Principal and Interest
       Advancing................Each servicer (or if a servicer fails to make an advance,  the master servicer),  will  make  cash  advances  with  respect  to  delinquent scheduled  payments of principal  and  interest on any mortgage  loan serviced by it, to the extent they are deemed recoverable.
       Compensating Interest....Each  servicer  will provide  compensating  interest  for  prepayment interest  shortfalls  only to the extent  described in the prospectus supplement.
       Servicing Transfer.......It  is  anticipated  that  on  or  about  [September 1,   2006],  the
                                servicing  function  for  all  or a  portion  of the  mortgage  loans serviced  by SPS will be  transferred  to a successor  servicer  that meets the  requirements  of a  successor  servicer in the pooling and servicing agreement.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

II.    CREDIT ENHANCEMENT (Groups 1 - 3)

       Subordination........... The  Group  1,  Group  2  and  Group  3  Certificates   will  receive
                                distributions   of  interest  and  principal   before  the  Class C-B
                                Certificates  are  entitled to receive  distributions  of interest or
                                principal.   The  Class C-B   Certificates  absorb  most  losses,  in
                                reverse  order  of  principal  priority,  on the  group  1, 2,  and 3
                                mortgage   loans   prior  to  the  Group  1,  Group  2  and   Group 3
                                Certificates.

                                NOTE:  The Class C-B  Certificates  represent  interests in the group
                                1, 2 and 3 mortgage loans;  consequently,  the Class C-B Certificates could be reduced to zero as a result of a disproportionate  amount of
                                Realized Losses on the mortgage loans in any of these groups.
       Realized Losses......... Any  realized  loss with  respect  to a group 1,  group 2 and group 3 mortgage loan,  except for excess losses (as described  below),  will be allocated as follows:

                                (a)  first,  to  the  Class  C-B-6  Certificates,   until  its  class
                                principal balance is reduced to zero;

                                (b)  second,  to  the  Class  C-B-5  Certificates,  until  its  class principal balance is reduced to zero;

                                (c)  third,  to  the  Class  C-B-4  Certificates,   until  its  class
                                principal balance is reduced to zero;

                                (d)  fourth,  to  the  Class  C-B-3  Certificates,  until  its  class principal balance is reduced to zero;

                                (e)  fifth,  to  the  Class  C-B-2  Certificates,   until  its  class
                                principal balance is reduced to zero;

                                (f)  sixth,  to  the  Class  C-B-1  Certificates,   until  its  class
                                principal balance is reduced to zero; and

                                (g)  seventh, with respect to realized losses with respect to group
                                1, group 2 and group 3 mortgage loans, to the senior certificates of the related loan group, in each case, until their respective class principal balances have been reduced to zero.

       Excess Losses..........  On each  distribution  date,  excess losses with respect to principal will be  allocated  pro rata  among the Group 1,  Group 2 and Group 3
                                Certificates  and Class C-B  Certificates,  based on their respective class principal balances.

                                Excess losses are special hazard losses,  bankruptcy losses and fraud losses in  excess  of  certain  amounts.  Accordingly,  the Class C-B
                                Certificates  will  provide  limited  protection  to the  classes  of certificates  of higher  relative  priority  against  special  hazard losses, bankruptcy losses and fraud losses.

                                Note:  The Class C-B  Certificates  are allocated  excess losses from
                                mortgage   loans  in  loan   groups   1,  2,  and  3.   Consequently,
                                disproportionately  high special  hazard,  bankruptcy or fraud losses in one loan group could adversely impact  protection to the unrelated
                                Group 1, Group 2 and Group 3 Certificates for these types of losses.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

       Groups 1 - 3 Credit
       Enhancement Percentages.
                                For any certificate on any distribution  date, a fraction,  expressed as a  percentage,  the numerator of which is the sum of the aggregate class principal  balance of the C-B Certificates  subordinate to that certificate,  after  giving  effect to payments on such  distribution date,  and the  denominator  of which  is the  aggregate  loan  group
                                balance   for  the  group  1,  2  and  3  mortgage   loans  for  such
                                distribution date.

                                Initial Groups 1 - 3 Credit Enhancement Percentages:

                                                             Approximate Expected Initial
                                            Class               Credit Enhancement* (%)
                                 ------------------------ --------------------------------
                                 ------------------------ --------------------------------
                                      Group 1-3 Senior                  [3.60]
                                        Certificates
                                            C-B-1                       [2.30]
                                            C-B-2                       [1.45]
                                            C-B-3                       [0.90]
                                            C-B-4                       [0.50]
                                            C-B-5                       [0.20]
                                            C-B-6                       [0.00]
                                 ------------------------ --------------------------------

                                 *Based on  collateral cut-off balance. Subject  to a +/- 0.50%
                                  variance.

       Sifting of Interests.....Except  as  described  below,  the  Group  1,  Group  2  and  Group 3
                                Certificates will receive 100% of principal  prepayments  received on the  mortgage  loans in the  related  loan  group  until the  seventh anniversary  of the first  distribution  date.  During the next three
                                years,   the   senior   certificates   will   generally   receive   a
                                disproportionately   large,   but  decreasing,   share  of  principal
                                prepayments.  This will result in a quicker  return of  principal  to these senior  certificates  and increases the likelihood that holders of these  certificates  will be paid the full amount of  principal to which they are entitled.

                                If the  subordinate  percentage  before the third  anniversary of the first  distribution  date is  greater  than or  equal  to  twice  the subordinate  percentage  as of the closing date (and  certain  rating agency collateral performance  requirements are satisfied),  then the subordinate  classes  will  receive  50% of their  pro rata  share of principal  prepayments.  If the  subordinate  percentage  on or after the third anniversary of the first  distribution date is greater than or equal to twice the  subordinate  percentage as of the closing date
                                (and certain rating agency  collateral  performance  requirements are satisfied),  then the subordinate  classes will receive 100% of their pro rata share of principal prepayments.
       Cross-Collateralization. In certain limited  circumstances,  principal and interest  collected from any of the  group 1, 2 and 3  mortgage  loans may be used to pay principal or interest, or both, to the senior certificates  unrelated to that loan group.

III. DISTRIBUTIONS (Groups 1 - 3)

       Available Distribution
       Amount...................For any  distribution  date and each of the group 1, 2 and 3 mortgage loans,  the  sum  of:  (i) scheduled  payments  and  advances  on the related  mortgage  loans,  net of  related  servicing,  trustee,  and
                                insurance  fees,  as  applicable;   (ii) insurance   and  liquidation
                                proceeds, net of unreimbursed  liquidation expenses;  (iii) principal prepayments received during the related prepayment period,  excluding
                                prepayment   penalties;   (iv) amounts   received  in  respect  of  a
                                repurchase by the seller,  or a purchase by a holder of a subordinate certificate  or by the special  servicer,  as provided in the pooling and servicing  agreement,  net of advances  previously made and other amounts as to which the trustee, the trust administrator,  a servicer
                                or   the   master    servicer   is   entitled   to   be   reimbursed;
                                (v) compensating  interest;  (vi) recoveries;  and  (vii) any  amount paid in connection with an optional termination,  up to the amount of the par value for the related group.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

       Priority of              Distributions  will in general be made to the extent of the available
       distributions............funds  for the  related  loan  group in the  order  and  priority  as follows:

                                1. First, to the related senior certificates,  pro-rata,  accrued and unpaid  interest at their  respective  pass-through  rates on their respective class principal balances,

                                2. Second, to the related senior certificates, as principal, the related senior principal distribution amount as described
                                        below under the heading "Distributions of principal,"

                                3. Third,  in  limited   circumstances,   to  the  unrelated   senior
                                        certificates,

                                4. Fourth,  to each class of  Class C-B  Certificates,  interest  and
                                        then  principal  in  increasing   order  of  numerical  class
                                        designation;  and

                                5. Fifth,   to  the  Class  AR  or  Class   AR-L   Certificates,   as
                                        appropriate, the remainder (which is expected to be zero).
       Distribution of          On each  distribution  date,  an  amount  up to the  Group  1  senior
       principal................principal  distribution  amount  for that  distribution  date will be distributed  as principal pro rata to the Class AR  Certificates  and
                                Class AR-L  Certificates,  until  their  respective  class  principal
                                balances   are  reduced  to  zero,   and  then  to  the  Class  1-A-1
                                Certificates, until its class principal balance is reduced to zero.
                                On each  distribution  date,  an  amount  up to the  Group  2  senior principal  distribution  amount  for that  distribution  date will be distributed  as  principal  to Class 2-A-1  Certificates  until their respective class principal balances are reduced to zero.
                                On each  distribution  date,  an  amount  up to the  Group  3  senior principal  distribution  amount  for that  distribution  date will be distributed  as  principal  to the Class  3-A-1  Certificates,  until their class principal balance are reduced to zero.

                                On  each  distribution  date,  an  amount  up to  the  amount  of the subordinate principal  distribution amount for that distribution date will be distributed as principal to the Class C-B  Certificates  with respect  to the group 1, 2, and 3  mortgage  loans,  to the extent of
                                the  aggregate   available  funds  remaining  after  distribution  of
                                interest  and  principal  to the related  Senior  Certificates.  Each class of Class C-B  Certificates  will be entitled to receive its pro rata share, based on its respective class principal  balance,  of the
                                subordinate   principal   distribution   amount.   Distributions   of
                                principal  to the  subordinate  certificates  will  be  made  on each distribution  date sequentially in the order of their numerical class
                                designation,   beginning  with  the  Class C-B-1   Certificates  with
                                respect  to  the  Class  C-B   Certificates,   until  each  class  of
                                subordinate  certificates  has received its respective pro rata share
                                of  the   subordinate   principal   distribution   amount   for  that
                                distribution date.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

IV.  CREDIT ENHANCEMENT (Group 4)

       Overcollateralization....The group 4  mortgage  loans  bear  interest  each month in an amount that in the  aggregate is expected to exceed the amount needed to pay monthly  interest on the Group 4  Certificates  and  certain  related
                                trust  expenses.   This  excess  interest  will  be  applied  to  pay
                                principal  on the  Group 4  Certificates  (other  than the  Class 4-X
                                Certificates)  in order to create and maintain the required  level of overcollateralization.  The  overcollateralization  will be available to absorb losses on the group 4 mortgage  loans.  The required  level of  overcollateralization  may  increase  or decrease  over time.  We cannot assure you that  sufficient  interest will be generated by the group 4 mortgage  loans to create and maintain the required  level of overcollateralization  or to absorb  losses  on the group 4  mortgage loans.
       Overcollateralization
       Amount...................For any  distribution  date will be equal to the  amount,  if any, by which  (x) the  aggregate  loan group balance of the group 4 mortgage loans for such  distribution  date exceeds  (y) the  aggregate  class principal balance of the Group 4 Certificates  after giving effect to payments on such distribution date.
       Initial                  As of the  closing  date,  the  overcollateralization  amount will be
       Overcollateralization....equal to approximately [0.90]%.
       Targeted
       Overcollateralization
       Amount...................For any distribution  date prior to the stepdown date,  approximately
                                [1.55]% of the  aggregate  loan group balance of the group 4 mortgage loans as of the cut-off.  For any  distribution  date on or after the stepdown  date and with  respect  to which a trigger  event is not in effect,  the  greater  of  (a) [3.10]%  of the  aggregate  loan group balance of the group 4 mortgage loans for such distribution  date, or
                                (b) [0.50]%  of the  aggregate  loan  group  balance  of the  group 4 mortgage loans as of the cut-off date. For any  distribution  date on or after the stepdown  date with respect to which a trigger  event is in  effect  and is  continuing,  the  targeted  overcollateralization
                                amount  for  the  distribution   date   immediately   preceding  such
                                distribution date.
       Stepdown Date............The date occurring on the earlier of (i) the first  distribution date following  the  distribution  date on which the  aggregate  principal balance  of the Group 4 Senior  Certificates  is  reduced to zero and
                                (ii)  the  later to occur  of (a) the  distribution  date in  [August
                                2009],  and (b) the  first  distribution  date on  which  the  senior enhancement  percentage  is equal to or  greater  than two  times the initial  targeted  credit  enhancement  percentage  for  the  Group 4
                                Senior Certificates.
       Group 4 Credit           Initial Group 4 Credit Enhancement Percentages:
       Enhancement Percentage...

                 Approximate       Approximate        Approximate
                   Expected          Expected           Expected
                Initial Credit    Initial Target      Final Target
                                      Credit             Credit
    Class      Enhancement* (%)  Enhancement* (%)  Enhancement** (%)
-------------- ----------------- ----------------- -------------------
-------------- ----------------- ----------------- -------------------
   Group 4          [7.65]            [8.30]            [16.60]
   Senior
    4-M-1           [6.35]            [7.00]            [14.00]
    4-M-2           [5.15]            [5.80]            [11.60]
    4-M-3           [4.45]            [5.10]            [10.20]
    4-M-4           [3.90]            [4.55]             [9.10]
    4-M-5           [3.40]            [4.05]             [8.10]
    4-M-6           [2.90]            [3.55]             [7.10]
    4-M-7           [2.40]            [3.05]             [6.10]
    4-M-8           [1.90]            [2.55]             [5.10]
    4-M-9           [1.40]            [2.05]             [4.10]
    4-B-1           [0.90]            [1.55]             [3.10]
-------------- ----------------- ----------------- -------------------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                A trigger event will occur for any distribution date if either the
                                (i) the average of  the  delinquency  rates for each of the three (or one and two, in the case of the first and second  distribution dates)
                                immediately  preceding  months  as of the  last  day  of the  related collection  period equals or exceeds [34]% of the senior  enhancement
                                percentage  for  such  distribution   date  or  (ii) the   cumulative
                                realized losses as a percentage of the original aggregate  collateral balance on the  closing  date for such  distribution  date is greater than the percentage set forth below:

                                                                 Cumulative
                                  Range of Distribution Dates    Loss Percentage

                                   [August 2008 - July 2009]     [0.25]%

                                   [August 2009 - July 2010]     [0.70]%

                                   [August 2010 - July 2011]     [1.20]%

                                   [August 2011 - July 2012]     [1.70]%

                                   [August 2012 and thereafter]  [2.00]%

       Delinquency Rate.........With respect to any distribution  date, the fraction,  expressed as a percentage,  the  numerator  of which  is the  aggregate  loan  group balance  of the group 4  mortgage  loans 60 or more  days  delinquent
                                (including all  foreclosures and  REO Properties)  as of the close of business on the last day of such month,  and the denominator of which is the aggregate  loan group balance of the group 4 mortgage loans as of the close of business on the last day of such month.
       Subordination............The Group 4 Senior  Certificates  will have a payment  priority  over the Group 4
                                Subordinate   Certificates.   Each  class  of  Group  4   Subordinate
                                Certificates  will be  subordinate to each other class of subordinate certificates with a higher payment priority.

                                Losses on the group 4 mortgage  loans will first reduce the available excess  interest  and then reduce the  overcollateralization  amount.
                                If there is no  overcollateralization  at that  time,  losses  on the
                                mortgage   loans  will  be  allocated  to  the  Group  4  Subordinate
                                Certificates,  in the  reverse  order of their  priority  of payment, until the  principal  amount of all  classes  of Group 4  Subordinate
                                Certificates  are  reduced to zero.  On and after the Credit  Support
                                Depletion  Date,  losses  from the  group 4  mortgage  loans  will be allocated  only to the  Class  4-A-4  Certificates  until  its  class principal balance is reduced to zero.

                                No losses will be allocated to the Class  4-A-1,  Class 4-A-2,  Class
                                4-A-3-1  Certificates,  Class 4-A-3-2  Certificates and Class 4-A-3-3
                                Certificates.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

V.     DISTRIBUTIONS (Group 4)

       Interest Remittance
       Amount...................For any distribution  date and loan group 4, the sum of (i) scheduled
                                interest   payments  (other  than  payaheads)  and  advances  on  the mortgage  loans in the related loan group for the related  collection period,  the interest  portion of payaheads  previously  received and intended for  application  in the related  collection  period and the interest  portion of all  payoffs  (net of payoff  interest  for such distribution  date) and  curtailments  received on the mortgage loans
                                during  the  related  prepayment  period,   less  (x) the  applicable
                                expense   fees   with   respect   to   such   mortgage    loans   and
                                (y) unreimbursed  advances  and  other  amounts  due  to  the  master servicer,  the applicable  servicer and the trust  administrator with respect to such mortgage loans, to the extent  allocable to interest,
                                (ii) compensating  interest,  (iii) the  portion of any  substitution adjustment  amount  and  purchase  price  paid with  respect  to such mortgage  loans during the related  collection  period,  in each case allocable  to  interest  and  amounts  paid  in  connection  with  an optional  termination,  up to the amount of the  interest  portion of the par value for the  related  loan group and  (iv) net  liquidation proceeds (net of unreimbursed advances,  servicing advances and other expenses,  to the extent  allocable to interest,  and unpaid  expense fees)  collected  with respect to the  mortgage  loans in the related loan  group  during  the  related  collection  period,  to the extent allocable to interest.
       Distributions of         For each  distribution  date, the pass-through rate for each class of
       Interest.................Group 4  Certificates,  other  than the  Class 4-X  Certificates  and
                                4-A-2  Certificates,  is a per annum  rate  equal to the least of (i)
                                the sum of  one-month  LIBOR for the related  distribution  date plus the related certificate  margin,  (ii) the group 4 net funds cap, and
                                (iii) [11.00]%.

                                The  formula  rate  for  the  Class  4-A-2   Certificates   for  each
                                distribution  date is a per annum rate equal to the sum of  one-month
                                LIBOR  for  the  related   distribution   date  plus  the  applicable
                                certificate margin.
                                On each  distribution  date (or on the related  swap  payment date in the  case  of  payments  to the  supplemental  interest  trust),  the interest  remittance  amount  for  such  date  will  be  paid  in the following order of priority:

                                (1)  to the  supplemental  interest  trust,  for  payment to the Swap
                                        Counterparty,  the  Swap  Fee  Amount  for the  related  swap
                                        payment  date  and  any  unpaid  swap  termination   payment,
                                        including   any  amount   remaining   unpaid   from  a  prior
                                        distribution  date  (unless  the  Swap  Counterparty  is  the
                                        Defaulting Party or the sole Affected Party,  each as defined in the related Swap Agreement);

                                (2)  to the Group 4 Senior  Certificates,  pro rata  based on amounts due, current interest and any carryforward  interest for such class and such  distribution  date,  based on the  applicable pass-through  rate  (or,  in  the  case  of the  Class  4-A-2
                                        Certificates, the formula rate);

                                (3)  to the  Class  4-M-1  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (4)  to the  Class  4-M-2  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (5)  to the  Class  4-M-3  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (6)  to the  Class  4-M-4  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (7)  to the  Class  4-M-5  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (8)  to the  Class  4-M-6  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                (9)  to the  Class  4-M-7  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (10) to the  Class  4-M-8  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (11) to the  Class  4-M-9  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date;

                                (12) to the  Class  4-B-1  Certificates,  current  interest  and  any carryforward  interest  for such class and such  distribution date; and

                                (13) for  application  as part of monthly  excess  cashflow  for such
                                        distribution   date,   as  described   below,   any  interest
                                        remittance  amount  remaining after  application  pursuant to clauses (1) through (12) above for such distribution date.
       Principal Remittance
       Amount...................For any distribution  date and loan group 4, the sum of (i) scheduled principal  payments  (other  than  payaheads)  and  advances  on  the mortgage  loans  in the  related  loan  group,  net  of  unreimbursed advances,  servicing advances and other amounts due to the servicers, the trustee,  the master  servicer and the trust  administrator  with respect  to the  mortgage  loans in the  related  loan  group (to the
                                extent  allocable  to  principal),   and  the  principal  portion  of
                                payaheads  previously  received and intended for  application  in the
                                related  collection  period,   (ii) principal   prepayments  received
                                during the  related  prepayment  period,  (iii) amounts  received  in respect of a repurchase  by the seller,  or a purchase by a holder of a subordinate  certificate or by the special servicer, as provided in the pooling and servicing agreement,  net of advances previously made and other amounts as to which the trustee,  the trust  administrator, a servicer  or the master  servicer  is  entitled  to be  reimbursed,
                                (iv)  amounts paid in connection with an optional termination,  up to the  amount of the par  value for the  related  loan  group,  (v) the portion of any  substitution  adjustment  amount paid with respect to any  deleted  mortgage  loans  during the related  collection  period
                                allocable  to  principal,   (vi) net  liquidation  proceeds  (net  of
                                unreimbursed advances,  servicing advances and other expenses, to the extent  allocable to principal)  and  recoveries,  if any,  collected with respect to the  mortgage  loans in the related loan group during the related  collection period, to the extent allocable to principal, and (vii) if applicable,  amounts  withdrawn from the related Group 4 interest  rate cap  account to cover  realized  losses on the group 4 mortgage loans incurred during the related collection period.
       Overcollateralization
       Release Amount...........For any  distribution  date will be equal to the  lesser  of  (x) the principal  remittance  amount for such  distribution date and (y) the amount,  if any, by which  (1) the  overcollateralization  amount for
                                such  date,   calculated  for  this  purpose  on  the  basis  of  the
                                assumption  that 100% of the  aggregate of the  principal  remittance amount  for such date is  applied  on such date in  reduction  of the
                                aggregate   of  the  class   principal   balances   of  the  Group  4
                                Certificates,  exceeds (2) the targeted  overcollateralization amount for such date.
       Principal Payment        For any  distribution  date  and  loan  group 4 will be  equal to the
       Amount...................principal    remittance    amount    for   such   date    minus   the
                                overcollateralization release amount, if any, for such date.
       Senior Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date,  will be the  amount,  if any,  by which  (x) the
                                class   principal   balance  of  the  Group  4  Senior   Certificates
                                immediately  prior to such  distribution  date exceeds (y) the lesser of (A) the  product  of (i)  [83.40]%  and  (ii) the  aggregate  loan balance  for loan  group 4 for  such  distribution  date and  (B) the amount,  if any, by which  (i) the  aggregate  loan  balance for loan
                                group  4  mortgage   loans  for  such   distribution   date   exceeds
                                (ii) [0.50]%  of the aggregate loan group balance for loan group 4 as of the cut-off date.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

       Credit Support
       Depletion Date...........The first  distribution  date on which the aggregate  class principal balance of the Group 4 Subordinate  Certificates  has been or will be reduced to zero.
       Class 4-M-1 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,  in each case,  after giving effect to payments on such distribution  date  and  (ii) the  class  principal  balance  of  the
                                Class 4-M-1  Certificates immediately prior to such distribution date exceeds  (y) the  lesser  of  (A) the  product  of  (i) [86.00]%  and
                                (ii) the  aggregate  loan  group  balance  for loan  group 4 for such distribution  date and  (B) the  amount,  if any,  by  which  (i) the aggregate  loan group balance for loan group 4 for such  distribution date exceeds  (ii) [0.50]%  of the  aggregate  loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-2 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates  and the Class 4-M-1  Certificates,  in each case, after giving  effect to payments  on such  distribution  date and  (ii) the class principal balance of the Class 4-M-2  Certificates  immediately prior to such  distribution  date exceeds  (y) the  lesser of (A) the product of  (i) [88.40]%  and (ii) the  aggregate  loan group balance for loan group 4 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate  loan group balance for loan group 4 for such  distribution  date exceeds  (ii) [0.50]%  of the  aggregate loan group balance for loan group 4  as of the cut-off date.
       Class 4-M-3 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the  Class 4-M-1  Certificates  and  the  Class 4-M-2
                                Certificates,  in each case,  after giving effect to payments on such distribution  date  and  (ii) the  class  principal  balance  of  the
                                Class 4-M-3  Certificates immediately prior to such distribution date exceeds  (y) the  lesser  of  (A) the  product  of  (i) [89.80]%  and
                                (ii) the  aggregate  loan  group  balance  for loan  group 4 for such distribution  date and  (B) the  amount,  if any,  by  which  (i) the aggregate  loan group balance for loan group 4 for such  distribution date exceeds  (ii) [0.50]%  of the  aggregate  loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-4 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates  and the Class 4-M-3  Certificates,  in each case, after giving  effect to payments  on such  distribution  date and  (ii) the class principal balance of the Class 4-M-4  Certificates  immediately prior to such  distribution  date exceeds  (y) the  lesser of (A) the product of  (i) [90.90]%  and (ii) the  aggregate  loan group balance for loan group 4 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate  loan group balance for loan group 4 for such  distribution  date exceeds  (ii) [0.50]%  of the  aggregate loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-5 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates,  the  Class  4-M-3  Certificates  and  the  Class 4-M-4
                                Certificates,  in each case,  after giving effect to payments on such distribution  date  and  (ii) the  class  principal  balance  of  the
                                Class 4-M-5  Certificates immediately prior to such distribution date exceeds  (y) the  lesser  of  (A) the  product  of  (i) [91.90]%  and
                                (ii) the  aggregate  loan  group  balance  for loan  group 4 for such distribution  date and  (B) the  amount,  if any,  by  which  (i) the aggregate  loan group balance for loan group 4 for such  distribution date exceeds  (ii) [0.50]%  of the  aggregate  loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-6 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates,   the  Class  4-M-3   Certificates,   the   Class 4-M-4
                                Certificates and the 4-M-5  Certificates,  in each case, after giving effect to  payments  on such  distribution  date and  (ii) the  class principal balance of the Class 4-M-6  Certificates  immediately prior to such  distribution  date exceeds (y) the lesser of (A) the product of  (i) [92.90]%  and (ii) the  aggregate loan group balance for loan group 4 for such  distribution  date and (B) the  amount,  if any, by which (i) the  aggregate loan group balance for loan group 4 for such distribution  date exceeds  (ii) [0.50]%  of the aggregate loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-7 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates,   the  Class  4-M-3   Certificates,   the   Class 4-M-4
                                Certificates,   the  Class 4-M-5  Certificates  and  the  Class 4-M-6
                                Certificates,  in each case,  after giving effect to payments on such distribution  date  and  (ii) the  class  principal  balance  of  the
                                Class 4-M-7  Certificates immediately prior to such distribution date exceeds  (y) the  lesser  of  (A) the  product  of  (i) [93.90]%  and
                                (ii) the  aggregate  loan  group  balance  for loan  group 4 for such distribution  date and  (B) the  amount,  if any,  by  which  (i) the aggregate  loan group balance for loan group 4 for such  distribution date exceeds  (ii) [0.50]%  of the  aggregate  loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-8 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates,   the  Class  4-M-3   Certificates,   the   Class 4-M-4
                                Certificates,   the   Class 4-M-5   Certificates,   the   Class 4-M-6
                                Certificates  and the Class 4-M-7  Certificates,  in each case, after giving  effect to payments  on such  distribution  date and  (ii) the class principal balance of the Class 4-M-8  Certificates  immediately prior to such  distribution  date exceeds  (y) the  lesser of (A) the product of  (i) [94.90]%  and (ii) the  aggregate  loan group balance for loan group 4 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate  loan group balance for loan group 4 for such  distribution  date exceeds  (ii) [0.50]%  of the  aggregate loan group balance for loan group 4 as of the cut-off date.
       Class 4-M-9 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates,  the  Class  4-M-3  Certificates  and  the  Class 4-M-4
                                Certificates,   the   Class 4-M-5   Certificates,   the   Class 4-M-6

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                Certificates,  the  Class 4-M-7  Certificates  and  the  Class  4-M-8
                                Certificates,  in each case,  after giving effect to payments on such distribution  date  and  (ii) the  class  principal  balance  of  the
                                Class 4-M-9  Certificates immediately prior to such distribution date exceeds  (y) the  lesser  of  (A) the  product  of  (i) [95.90]%  and
                                (ii) the  aggregate  loan  group  balance  for loan  group 4 for such distribution  date and  (B) the  amount,  if any,  by  which  (i) the aggregate  loan group balance for loan group 4 for such  distribution date exceeds  (ii) [0.50]%  of the  aggregate  loan group balance for loan group 4 as of the cut-off date.
       Class 4-B-1 Principal
       Payment Amount...........For any  distribution  date on or after the stepdown date and as long
                                as  a  trigger   event  has  not   occurred   with  respect  to  such
                                distribution  date, will be the amount,  if any, by which (x) the sum
                                of  (i) the   class   principal   balances  of  the  Group  4  Senior
                                Certificates,   the   Class 4-M-1   Certificates,   the   Class 4-M-2
                                Certificates,   the  Class  4-M-3   Certificates,   the   Class 4-M-4
                                Certificates,   the   Class 4-M-5   Certificates,   the   Class 4-M-6
                                Certificates,   the   Class 4-M-7   Certificates,   the  Class  4-M-8
                                Certificates  and the Class 4-M-9  Certificates,  in each case, after giving  effect to payments  on such  distribution  date and  (ii) the class principal balance of the Class 4-B-1  Certificates  immediately prior to such  distribution  date exceeds  (y) the  lesser of (A) the product of  (i) [96.90]%  and (ii) the  aggregate  loan group balance for loan group 4 for such  distribution  date and (B) the amount,  if any, by which (i) the  aggregate  loan group balance for loan group 4 for such  distribution  date exceeds  (ii) [0.50]%  of the  aggregate loan group balance for loan group 4 as of the cut-off date.
       Distributions of         The principal  payment amount will be paid on each  distribution date
       Principal................as follows:

                                I.      On each  distribution  date (or on the related  swap  payment date in the case of  payments  to the  supplemental  interest trust) (a) prior to the stepdown  date or (b) with respect to which a trigger  event is in effect,  the  principal  payment amount will be paid in the following order of priority:

                                (i)  to the  supplemental  interest  trust  for  payment  to the Swap
                                                    Counterparty,   any   unpaid   Swap   Termination
                                                    Payment  payable  by  the  Trust  (including  any
                                                    amount  remaining  unpaid from prior swap payment
                                                    dates)   (unless   Swap   Counterparty   is   the
                                                    Defaulting  Party  or  the  sole  Affected  Party
                                                    (each, as defined the Swap Agreement))  remaining
                                                    unpaid after giving  effect to the  distributions
                                                    of  the  Interest   Remittance   Amount  for  the
                                                    related swap payment date;

                                (ii) pro   rata,   to  the   Class 4-A-1   Certificates,   the  4-A-2
                                                    Certificates,  , the 4-A-3 Certificates and Class
                                                    4-A-4 Certificates,  based on their related class
                                                    principal  balances,   until  the  related  class
                                                    principal  balance  thereof  has been  reduced to
                                                    zero, provided that amounts  distributable to the
                                                    Class  4-A-3  Certificates  will  be  distributed
                                                    sequentially  to the  4-A-3-1  Certificates,  the
                                                    4-A-3-2     Certificates    and    the    4-A-3-3
                                                    Certificates,  in that order,  in each case until
                                                    the  class  principal  balance  thereof  has been
                                                    reduced to zero;

                                (iii) to the  Class 4-M-1  Certificates,  until its  class  principal balance is reduced to zero;

                                (iv) to the  Class 4-M-2  Certificates,  until  its  class  principal balance is reduced to zero;

                                (v)  to the  Class 4-M-3  Certificates,  until  its  class  principal balance is reduced to zero;

                                (vi) to the  Class 4-M-4  Certificates,  until  its  class  principal balance is reduced to zero;

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                (vii) to the  Class 4-M-5  Certificates,  until its  class  principal balance is reduced to zero;

                                (viii)  to the  Class 4-M-6  Certificates,  until its class principal balance is reduced to zero;

                                (ix) to the  Class 4-M-7  Certificates,  until  its  class  principal balance is reduced to zero;

                                (x)  to the  Class 4-M-8  Certificates,  until  its  class  principal balance is reduced to zero;

                                (xi) to the  Class 4-M-9  Certificates,  until  its  class  principal balance is reduced to zero; and

                                (xii) to the  Class 4-B-1  Certificates,  until its  class  principal balance is reduced to zero;

                                (xiii)  for  application as part of monthly excess  cashflow for such distribution  date, as described  below, any such
                                                    principal    payment   amount   remaining   after
                                                    application   pursuant  to  clauses  (i)  through
                                                    (xii) above.

                                II.     On each  distribution  date (or on the related  swap  payment date in the case of  payments  to the  supplemental  interest trust)  (a) on or  after  the  stepdown  date  and  (b)  with respect  to  which a  trigger  event  is not in  effect,  the principal  payment amount will be paid in the following order of priority:

                                (i)  to the  supplemental  interest  account  for payment to the Swap
                                                    Counterparty,   any   unpaid   Swap   Termination
                                                    Payment  payable  by  the  Trust  (including  any
                                                    amount  remaining  unpaid from prior swap payment
                                                    dates)   (unless   Swap   Counterparty   is   the
                                                    Defaulting  Party  or  the  sole  Affected  Party
                                                    (each, as defined the Swap Agreement))  remaining
                                                    unpaid after giving  effect to the  distributions
                                                    of  the  Interest   Remittance   Amount  for  the
                                                    related swap payment dates;

                                (ii) the Senior  Principal  Payment  Amount,  pro rata,  to the Class
                                                    4-A-1,  Class 4-A-2,  Class 4-A-3 and Class 4-A-4
                                                    Certificates,   based  on  their   related  class
                                                    principal  balances,   until  the  related  class
                                                    principal  balance  thereof  has been  reduced to
                                                    zero, provided that amounts  distributable to the
                                                    Class  4-A-3  Certificates  will  be  distributed
                                                    sequentially  to the  4-A-3-1  Certificates,  the
                                                    4-A-3-2     Certificates    and    the    4-A-3-3
                                                    Certificates,  in that order,  in each case until
                                                    the  class  principal  balance  thereof  has been
                                                    reduced to zero;

                                (iii) to the  Class 4-M-1  Certificates,  the  Class 4-M-1  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (iv) to  the  Class 4-M-2  Certificates,  the  Class 4-M-2  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (v)  to  the  Class 4-M-3  Certificates,  the  Class 4-M-3  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (vi) to  the  Class 4-M-4  Certificates,  the  Class 4-M-4  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                (vii) to the  Class 4-M-5  Certificates,  the  Class 4-M-5  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (viii)  to the Class 4-M-6  Certificates,  the Class 4-M-6  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (ix) to  the  Class 4-M-7  Certificates,  the  Class 4-M-7  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (x)  to  the  Class 4-M-8  Certificates,  the  Class 4-M-8  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (xi) to  the  Class 4-M-9  Certificates,  the  Class 4-M-9  principal payment amount for such distribution  date, until
                                                    its class principal balance is reduced to zero;

                                (xii) to the  Class 4-B-1  Certificates,  the  Class 4-B-1  principal payment amount for such distribution  date, until
                                                    its class  principal  balance is reduced to zero;
                                                    and

                                (xiii)  for  application as part of monthly excess  cashflow for such distribution  date, as described  below, any such
                                                    principal    payment   amount   remaining   after
                                                    application   pursuant  to  clauses  (i)  through
                                                    (xii) above.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

       Distribution of
       Monthly Excess Cashflow..On each  distribution  date (or on the related  Swap  Payment Date in the  case  of  payments  to the  supplemental  interest  trust),  the monthly excess  cashflow will be  distributed in the following  order of priority:

                                (1)  until  the  aggregate  class  principal  balance  of the Group 4
                                        Certificates  equals the aggregate  loan group balance of the group 4 mortgage loans for such  distribution  date minus the targeted overcollateralization amount for such date:

                                        (A) on each  distribution date (a) prior to the stepdown date or (b) with  respect  to which a trigger  event is in effect,
                                        to  the  extent  of   monthly   excess   interest   for  such
                                        distribution  date,  to  the  Group  4  Certificates,  in the following order of priority:

                                (i)             pro  rata,  to Class  4-A-1  Certificates,  the 4-A-2
                                                Certificates,  the 4-A-3  Certificates  and the Class
                                                4-A-4  Certificates,  based  on their  related  class
                                                principal  balance until the related class  principal
                                                balance  thereof has been  reduced to zero,  provided
                                                that   amounts   distributed   to  the  Class   4-A-3
                                                Certificates will be distributed  sequentially to the
                                                4-A-3-1  Certificates,  the 4-A-3-2  Certificates and
                                                the  4-A-3-3  Certificates,  in that  order,  in each
                                                case,  until the class principal  balance thereof has
                                                been reduced to zero;

                                (ii)            to the  Class 4-M-1  Certificates,  until  its  class
                                                principal balance is reduced to zero;

                                (iii)           to the  Class 4-M-2  Certificates,  until  its  class
                                                principal balance is reduced to zero;

                                (iv)            to the  Class 4-M-3  Certificates,  until  its  class
                                                principal balance is reduced to zero;

                                (v)             to the  Class 4-M-4  Certificates,  until  its  class
                                                principal balance is reduced to zero;

                                (vi)   to the  Class 4-M-5  Certificates,  until its class  principal balance is reduced to zero;

                                (vii)   to the  Class 4-M-6  Certificates,  until its class principal balance is reduced to zero;

                                (viii)    to the Class 4-M-7 Certificates,  until its class principal balance is reduced to zero;

                                (ix)   to the  Class 4-M-8  Certificates,  until its class  principal balance is reduced to zero

                                (x)             to the  Class 4-M-9  Certificates,  until  its  class
                                                principal balance is reduced to zero; and

                                (xi)  to the  Class 4-B-1  Certificates,  until its  class  principal balance is reduced to zero;

                                        (B) on each  distribution  date on or after the stepdown date and with  respect to which a trigger  event is not in effect, to fund any  principal  distributions  required to be made on such  distribution  date as set forth in  subclause  II under
                                        "Distributions  of  Principal",  after  giving  effect to the distribution  of the principal  payment amount for such date, in accordance with the priorities set forth therein;

                                (2)  to the Class 4-A-4  Certificates,  any deferred  amount for such class;

                                (3)  to the  Class 4-M-1  Certificates,  any deferred amount for such class;

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                (4)  to the  Class 4-M-2  Certificates,  any deferred amount for such class;

                                (5)  to the  Class 4-M-3  Certificates,  any deferred amount for such class;

                                (6)  to the  Class 4-M-4  Certificates,  any deferred amount for such class;

                                (7)  to the  Class 4-M-5  Certificates,  any deferred amount for such class;

                                (8)  to the  Class 4-M-6  Certificates,  any deferred amount for such class;

                                (9)  to the  Class 4-M-7  Certificates,  any deferred amount for such class;

                                (10) to the  Class 4-M-8  Certificates,  any deferred amount for such class;

                                (11) to the  Class 4-M-9  Certificates,  any deferred amount for such class;

                                (12) to the Class 4-B-1  Certificates,  any deferred  amount for such class;

                                (13) pro rata (a) to the Class 4-A-1, 4-A-3-1,  4-A-3-2,  4-A-3-3 and
                                        4-A-4  Certificates,  any basis  risk  shortfall,  (b) (i) to
                                        the  supplemental   interest  trust,  the  Swap  Counterparty
                                        Reimbursement  Amount (as defined in the Swap  Agreement) for such the related swap  payment date or remaining  unpaid from any  prior  swap  payment  date and (ii) on any  distribution date on which a Swap  Suspension  Event has  occurred  and is continuing,  to the Class 4-A-2 Certificates,  any basis risk shortfall for such class;

                                (14) to the  Class 4-M-1  Certificates,  any basis risk shortfall for such class;

                                (15) to the  Class 4-M-2  Certificates,  any basis risk shortfall for such class;

                                (16) to the  Class 4-M-3  Certificates,  any basis risk shortfall for such class;

                                (17) to the  Class 4-M-4  Certificates,  any basis risk shortfall for such class;

                                (18) to the  Class 4-M-5  Certificates,  any basis risk shortfall for such class;

                                (19) to the  Class 4-M-6  Certificates,  any basis risk shortfall for such class;

                                (20) to the  Class 4-M-7  Certificates,  any basis risk shortfall for such class;

                                (21) to the  Class 4-M-8  Certificates,  any basis risk shortfall for such class;

                                (22) to the  Class 4-M-9  Certificates,  any basis risk shortfall for such class;

                                (23) to the  Class 4-B-1  Certificates,  any basis risk shortfall for such class;

                                (24) to the  supplemental  interest  trust  for  payment  to the Swap
                                        Counterparty,  any  swap  termination  payment  due to a swap counterparty  trigger  event  for such  distribution  date or remaining unpaid from any prior distribution date;

                                (25) to the Class 4-X Certificates,  the amount distributable thereon pursuant to the pooling and servicing agreement; and

                                (26) to the Class AR and AR-L Certificates,  any remaining amount (no
                                        payments   are   expected   to  be  made  to  the   Class  AR
                                        Certificates under this clause).
       Group 4 Net Funds Caps...The pass-through  rates on each Class of Group 4 Certificates  (other than the Class 4-A-2 and Class 4-X  Certificates)  are subject to the group 4 net funds cap.

                                On any distribution  date, the group 4 net funds cap will equal (a) a fraction,  expressed as a  percentage,  the numerator of which is the product of (1) the optimal interest  remittance  amount for such date and (2) 12, and the  denominator of which is the aggregate loan group balance of the  mortgage  loans in loan  group 4 for the  immediately preceding  distribution  date,  multiplied  by  (b) a  fraction,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the immediately preceding accrual period.

                                On any  distribution  date, if the current  interest rate (calculated on  the  basis  of the  lesser  of  (x)  one  month  LIBOR  plus  the applicable  certificate  margin and (y) the maximum interest rate) on

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                any Class of Group 4  Certificates  (other  than the Class  4-A-2 and
                                Class 4-X  Certificates)  is  limited by the  related  net funds cap, such difference will constitute a basis risk shortfall.

                                A schedule of the group 4 net funds cap is included in this document.

       Class                    On or before the closing date,  the trustee,  acting on behalf of the
            4-A-1/4-A-3/4-A-4   trust,  will enter  into  three  interest  rate cap  agreements  with
            Interest Rate Cap   [Credit  Suisse   International],   as  counterparty,   whereby,   in
            Agreement           consideration  for three  one-time  payments  by the trust to the cap counterparty on the closing date, the cap counterparty  will agree to make certain payments,  as described below, on each interest rate cap
       Class 4-A-2 Interest     agreement payment date of each cap agreement.
            Rate Cap
            Agreement           Payments  under  the  Class   4-A-1/4-A-3/4-A-4   Interest  Rate  Cap
                                Agreement  will be available  to cover  unpaid basis risk  shortfalls for the Class 4-A-1,  4-A-3 and 4-A-4  Certificates,  realized losses
       Class 4-M-1 to 4-B-1     on the group 4  mortgage  loans  and  deferred  amounts  on the Class
            Interest Rate Cap   4-A-4,  Class 4-M-1,  Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class
            Agreement.......... 4-M-5, 4-M-6, 4-M-7, 4-M-8, 4-M-9 and 4-B-1 Certificates.

                                Payments  under the Class 4-A-2  Interest Rate Cap Agreement  will be available to pay the  supplemental  interest trust for payment to the
                                swap  counterparty  any  Swap  Counterparty   Reimbursement   Amount,
                                realized  losses on the group 4 mortgage  loans and deferred  amounts
                                on  the   Class   4-A-4,   Class 4-M-1,   Class 4-M-2,   Class 4-M-3,
                                Class 4-M-4,  Class  4-M-5,  4-M-6,  4-M-7,  4-M-8,  4-M-9  and 4-B-1
                                Certificates.

                                Payments  under the 4-M-1 to 4-B-1  Interest Rate Cap Agreement  will be available to cover  unpaid basis risk  shortfalls  for the Group 4
                                Subordinate  Certificates,  realized  losses on the group 4  mortgage
                                loans  and  deferred   amounts  on  the  Class  4-A-4,   Class 4-M-1,
                                Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class  4-M-5,  Class 4-M-6,
                                Class 4-M-7, Class 4-M-8, Class 4-M-9 and Class 4-B-1 Certificates.

                                The  first and last  payment  dates  for each the  interest  rate cap agreement  will  occur  on the  dates  specified  in  the  prospectus supplement.

                                Under each interest rate cap  agreement,  the cap  counterparty  will agree to make payments on each payment date equal to the product of:

                                (i)  a fraction,  the numerator of which is the actual number of days elapsed since the immediately  preceding interest rate cap agreement  payment  date  (or,  in the  case of the  first interest  rate cap  agreement  payment  date,  the closing date)  through,  but not including,  the current  interest
                                           rate  cap   agreement   payment   date,   subject  to  the
                                           "Following  Business Day  Convention"  (within the meaning of the 2000  ISDA  Definitions),  and the  denominator  of which is 360,

                                (ii) a notional  amount (as set forth on p.[30-32] for such scheduled interest rate cap agreement payment date) and

                                (iii) the percentage equal to the difference between (1) the lesser of (a) the Index Rate for such period and (b) the libor
                                           cap rate for that period and
                                           (2) the lower strike rate for that period (as set forth
                                           on p. [30-32]] for such interest rate corridor agreement
                                           payment date); provided, that if the Index Rate is less
                                           than or equal to the applicable libor strike rate, then
                                           the payment amount due under the interest rate cap
                                           agreement will be zero.  Generally, the "Index Rate" will
                                           be the rate for one-month deposits in U.S. Dollars which
                                           appear on the Telerate Page 3750 two London banking days
                                           prior to the first day of the related accrual period for
                                           the interest rate cap agreement or, if such rate does not
                                           appear on the Telerate Page 3750, the rate determined
                                           based on the rates at which one-month deposits in
                                           U.S. Dollars are offered by the reference banks to prime
                                           banks in the London interbank market.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                Any amounts received by the trust  administrator  under each interest rate cap  agreement  will be  deposited  to the  related  cap account established by the trust administrator.

                                Amounts on deposit in the Class 4-A-1/4-A-3/4-A-4 Interest Rate Cap
                                Account will be distributed on the related distribution date to the
                                Class 4-A-1, 4-A-3, 4-A-4 Certificates, pro rata based on the amount of any unpaid Basis Risk Shortfalls for such class.  On any distribution date, after payment of applicable Basis Risk Shortfall to the 4-A-1, Class 4-A-3 and Class 4-A-4 Certificates, the pro rata share, based on the amount remaining on deposit in the Class
                                4-A-1/4-A-3/4-A-4 Interest Rate Cap Account as a percentage of the aggregate amount remaining in the 4-A-1/4-A-3/4-A-4 Interest Rate
                                Cap Account, the Class 4-A-2 Interest Rate Cap Account and the Class
                                4-M-1 to 4-B-1  Interest Rate Cap Account, in each case after payments in respect of Basis Risk Shortfalls on the related class of certificates, of remaining amounts on deposit in the Class
                                4-A-1/4-A-3/4-A-4, will be distributed in the following order of priority:

                                (i)  to the Principal  Remittance  Amount for loan group 4, up to the amount of such  Realized  Losses on the mortgage  loans in loan  group  4  incurred  during  the  related  Collection
                                           Period,  any shortfall to be allocated pro rata based upon the amount of such Realized Losses; and

                                (ii) to  the  Class  4-A-4,  Class 4-M-1,  Class 4-M-2,  Class 4-M-3,
                                           Class 4-M-4,  Class 4-M-5, Class 4-M-6, Class 4-M-7, Class
                                           4-M-8, Class 4-M-9 and Class 4-B-1  Certificates,  in that order,  any  applicable  deferred  amounts prior to giving effect  to  amounts  available  to be paid in  respect  of
                                           deferred   amounts  as  described   herein  under  "Credit
                                           Enhancement-The    Group   4    Certificates"    on   such
                                           distribution date.

                                Amounts on deposit in the Class 4-A-2  Interest Rate Cap Account will be  distributed  on the related swap payment date ,first,  (i) to the supplemental  interest  trust for  payment to the Swap  Counterparty, any Swap Fee  Reimbursement  Amount  for such  swap  payment  date or remaining  unpaid  from any prior swap  payment  date,  then (ii) pro rata, (a) to the supplemental  interest trust, any Swap  Counterparty
                                Reimbursement  Amount owed to the supplemental  interest trust by the
                                Trust  based on the  amount  that would  have been  allocable  to the
                                Class  4-A-2  Certificates  in respect of basis  risk  shortfalls  by application of the group 4 net funds cap and (b) on any  distribution date on which a swap suspension  event has occurred an is continuing, to the Class 4-A-2  Certificates,  any basis risk  shortfall for such class.  On any  distribution  date,  after payment to the  supplement trust  account  and  amounts  stated in clauses (i) and (ii) above to the swap  counterparty  (and to the Class  4-A-2  Certificates,  if a swap  suspension  event  occurs),  the pro rata  share,  based on the amount  remaining  on deposit in the Class  4-A-2  Interest  Rate Cap
                                Account as a  percentage  of the  aggregate  amount  remaining in the
                                Class  4-A-1/4-A-3/4-A-4  Interest  Rate  Cap  Account,  Class  4-A-2
                                Interest  Rate Cap  Account and Class  4-M-1 to 4-B-1  Interest  Rate
                                Cap Account,  in each case after payments of amounts stated in clause
                                (i) and (ii)  above,  of  remaining  amounts  on deposit in the Class
                                4-A-2  Interest  Rate  Cap  Account,   will  be  distributed  in  the
                                following order of priority:

                                (i)  to the Principal  Remittance  Amount for loan group 4, up to the amount of such  Realized  Losses on the mortgage  loans in loan  group  4  incurred  during  the  related  Collection
                                           Period,  any shortfall to be allocated pro rata based upon the amount of such Realized Losses; and

                                (ii) to the Class  4-A-4,  Class  4-M-1,  Class  4-M-2,  Class 4-M-3,
                                           Class 4-M-4,  Class 4-M-5, Class 4-M-6, Class 4-M-7, Class
                                           4-M-8, Class 4-M-9 and Class 4-B-1  Certificates,  in that order,  any  applicable  deferred  amounts prior to giving

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                           effect  to  amounts  available  to be paid in  respect  of
                                           deferred   amounts  as  described   herein  under  "Credit
                                           Enhancement-The    Group   4    Certificates"    on   such
                                           distribution date.

                                Amounts on deposit in the Class 4-M-1 to 4-B-1 Interest Rate Cap
                                Account will be distributed on the related distribution to the Class
                                4-M-1, Class 4-M-2, Class 4-M-3, Class 4-M-4, Class 4-M-5, Class
                                4-M-6, Class 4-M-7, Class 4-M-8, Class 4-M-9 and Class 4-B-1
                                Certificates, pro rata based on the amount of any unpaid Basis Risk
                                Shortfalls for such class.  On any distribution date, after payment of applicable Basis Risk Shortfall to the Group 4 Subordinate
                                Certificates, the pro rata share, based on the amount remaining on deposit in the Class 4-M-1 to 4-B-1  Interest Rate Cap Account as a
                                percentage of the aggregate amount remaining in the Class
                                4-A-1/4-A-3/4-A-4 Interest Rate Cap Account, Class 4-A-2  Interest
                                Rate Cap Account and Class 4-M-1 to 4-B-1 Interest Rate Cap Account,
                                in each case after payments in respect of Basis Risk Shortfalls on the related class of certificates, of remaining amounts on deposit in the Class 4-M-1 to 4-B-1 Interest Rate Cap Account, will be distributed in the following order of priority:

                                (i)  to the Principal  Remittance  Amount for loan group 4, up to the amount of such  Realized  Losses on the mortgage  loans in loan  group  4  incurred  during  the  related  Collection
                                           Period,  any shortfall to be allocated pro rata based upon the amount of such Realized Losses; and

                                (ii) to  the  Class  4-A-4,  Class 4-M-1,  Class 4-M-2,  Class 4-M-3,
                                           Class 4-M-4,  Class 4-M-5, Class 4-M-6, Class 4-M-7, Class
                                           4-M-8, Class 4-M-9 and Class 4-B-1  Certificates,  in that order,  any  applicable  deferred  amounts prior to giving effect  to  amounts  available  to be paid in  respect  of
                                           deferred   amounts  as  described   herein  under  "Credit
                                           Enhancement-The    Group   4    Certificates"    on   such
                                           distribution date.

                                Amounts paid under each  interest  rate cap agreement not used on any distribution  date to pay  basis  risk  shortfalls  (and any Swap Fee
                                Reimbursement  Amount or remaining unpaid from any prior swap payment date due to the  supplemental  interest trust for payment to the Swap
                                Counterparty,  in the  case of the  Class  4-A-2  Interest  Rate  Cap
                                Agreement) on the related certificates,  Realized Losses on the group
                                4  mortgage   loans  or   deferred   amounts  on  the  Class   4-A-4,
                                Class 4-M-1,  Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class  4-M-5,
                                Class 4-M-6,  Class 4-M-7,  Class 4-M-8,  Class 4-M-9 and Class 4-B-1
                                Certificate  will remain on deposit in each related interest rate cap account and may be  available  on future  distribution  dates to make the payments described in the preceding paragraph;  provided, however that  such  amounts  will be paid  into and  distributed  out of each related  separate trust created pursuant to the pooling and servicing agreement for the benefit of the Group 4  Certificates.  However,  at no time will the amount on deposit in each  interest rate cap account exceed the deposit  amount.  The "deposit  amount" will be calculated on each  distribution  date,  after  giving  effect to the  aggregate withdrawals  from  each of the  interest  rate  cap  account  on that distribution  date and  distributions and allocation of losses on the certificates on such date, and will equal the excess,  if any, of the
                                Targeted  Overcollateralization  Amount  for such  distribution  date over the Overcollateralization Amount for such distribution date.

                                Unless  terminated  earlier,  each interest  rate cap agreement  will terminate on the date  specified in the prospectus  supplement.  Both the  trustee  and  the  cap  counterparty  will  have  the  right  to terminate  each interest  rate cap agreement for certain  reasons set forth in the  documentation  associated  with each  interest rate cap agreement,  including,  without  limitation,  the related ISDA Master
                                Agreement,  the  Schedule  thereto  and  a  Confirmation  thereunder.
                                Although it is not anticipated  that there will be amounts payable by the trust,  certain  amounts  may be payable by the trust  under each interest rate cap agreement  from funds  otherwise  distributable  to the holders of the certificates as a result of such termination.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

       Class 4-A-2 Swap
            Agreement..........
                                To enable the Class 4-A-2  Certificates  to be offered as an uncapped
                                LIBOR floating rate  certificate,  on or before the closing date, the swap trustee,  acting on behalf of the  supplemental  interest trust, will enter into a swap agreement (the "Swap  Agreement") with [Credit
                                Suisse International] (in such capacity,  the "Swap Counterparty") to provide  interest  payments  in excess of the  group 4 net funds cap;
                                provided  however  that  if  a  swap  default  should  occur  and  be continuing,  payments to the Class 4-A-2  Certificates  in respect of interest  will  generally  be subject to the group 4 net funds cap. A separate  supplemental  interest  trust created under the pooling and servicing  agreement  will hold the Swap  Agreement  between the swap trustee,  on behalf of the supplemental  interest trust, and the Swap
                                Counterparty, for the benefit of the Class 4-A-2 Certificates.

                                Under the Swap  Agreement,  on each  Swap  Payment  Date (as  defined below):

                                (i) (A) the swap  trustee,  on  behalf of the  supplemental  interest trust,  will be obligated to pay from the Interest  Remittance Amount to the Swap  Counterparty  an amount equal to the Swap Fee Amount (as defined  below) and (B) any Swap  Counterparty  Reimbursement  Amount and Swap Fee  Reimbursement  Amount  payable  by the Trust  under the applicable priorities of payments;

                                (ii)  the  Swap  Counterparty  will be  obligated  to pay to the swap trustee,  on behalf of the  supplemental  interest  trust,  an amount equal to the  product  of (a) the  formula  rate for the Class  4-A-2
                                Certificates  minus  the  excess of (1) the Group 4 Net Funds Cap for such  distribution  date over (2) the Swap Fee Rate , (b) a fraction, the  numerator  of which is the actual  number of days elapsed in the related  Calculation Period (as defined below) and the denominator of which is 360 and (c) the Swap  Notional  Amount  (as  defined  below)
                                (the "Swap Counterparty Payment").

                                Payments under the Swap Agreement will be made on a net basis.

                                The Swap  Payment  Date will be one business day prior to the related
                                Distribution  Date,  beginning in August 2006. The "Swap  Termination
                                Date" means the Final Scheduled Distribution Date.

                                The  Swap   Notional   Amount  will  equal  the  lesser  of  (a)  the
                                certificate  principal balance of the Class 4-A-2 Certificates on the related Swap Payment Date and (b) the aggregate  principal balance of the  Group 4  mortgage  loans as of the last day of the  related  due period.

                                The Swap  Counterparty  Reimbursement  Amount means,  with respect to any  distribution  date or Swap Payment  Date, an amount equal to the sum of (1) the  amount  of any  Swap  Counterparty  Payment  for such date,  minus  the  amount  of any Swap Fee  Reimbursement  Amount  or portion  thereof paid to the Swap  Counterparty on such date, (2) any
                                amount   described  in  clause  (1)   remaining   unpaid  from  prior
                                distribution  dates and Swap  Payment  Dates and (3)  interest on the amount in clause (2) for the related  Accrual  Period  calculated  on the basis of  one-month  LIBOR  plus the  certificate  margin for the
                                Class 4-A-2 Certificates.

                                The Swap Fee Amount  will equal the product of (a) the Swap Fee Rate,
                                (b) a fraction,  the  numerator of which is the actual number of days elapsed in the  related  calculation  period and the  denominator  of which is 360 and (c) the Swap Notional Amount.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                The  Swap  Fee  Rate  will  equal  the  rate  described  in the  Swap
                                Agreement.

                                Swap Fee  Reimbursement  Amount means,  for any Swap Payment Date, an amount  equal to the Swap Fee Amount minus the amount of the net swap
                                payment  paid  by  the  supplemental   interest  trust  to  the  Swap
                                Counterparty for such Swap Payment Date.

                                With  respect  to  the  supplemental  interest  trust  and  the  Swap
                                Counterparty,  the  Calculation  Period  means each  period  from and including the Distribution  Date in the preceding  calendar month to, but  excluding,  the  related  Distribution  Date,  except  that  the initial  Calculation  Period will commence on, and include,  July 31,
                                2006 and the final Calculation  Period will end on, but exclude,  the
                                Swap Termination  Date,  provided that such Calculation  Period shall be adjusted  pursuant to the "Following  Business Day Convention" (as defined in the ISDA Master Agreement).

                                The Swap  Agreement  and any payments  made by the Swap  Counterparty thereunder  will be assets  of the  supplemental  interest  trust but will not be assets of any REMIC.

                                The  respective   obligations  of  the  Swap   Counterparty  and  the
                                supplemental  interest  trust to pay specified  amounts due under the
                                Swap   Agreement   will  be  subject  to  the  following   conditions
                                precedent:  (1) no swap  event  of  default  or event  that  with the giving of notice or lapse of time or both  would  become a swap event of default shall have occurred and be continuing  with respect to the
                                Swap  Agreement  and (2) no early  termination  date (as described in
                                the  related  Swap  Agreement)  has  occurred  or  been   effectively
                                designated with respect to any transaction under the Swap Agreement.

                                On any swap payment date that the Swap Counterparty defaults in its obligations to make a net swap payment that it owes to the supplemental interest trust under the Swap Agreement, the formula rate for the Class 4-A-2 Certificates will be capped at the Group 4
                                Net Funds Cap for the related distribution date.

                                Upon the occurrence of a swap event of default,  a termination  event with  respect  to the Swap  Agreement  or an  additional  termination event with respect to the Swap Agreement,  the supplemental  interest trust or the Swap  Counterparty  may be liable to make a  termination payment to the other  party.  The swap  termination  payment  will be based on the value of the Swap Agreement  computed in accordance with the procedures  set forth in the Swap  Agreement  taking into account the present value of the unpaid  amounts that would have been owed by the swap trustee on behalf of the  supplemental  interest trust,  and the Swap Counterparty under the remaining  scheduled term of the Swap
                                Agreement.  In the  event  that the swap  trustee,  on  behalf of the supplemental  interest trust, is required to make a swap  termination payment,  that payment will be paid on the related swap payment date, and on any subsequent swap payment dates until paid in full.

                                Any net trust swap  payment  deposited to the  supplemental  interest
                                trust  by  the  swap  trustee  will  be   distributed   to  the  Swap
                                Counterparty.  To the extent that a swap termination  payment is made by the Swap  Counterparty to the  supplemental  interest trust,  such

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                                specific  amount shall be used to make any upfront  payment  required under  a  replacement  swap  agreement  and to the  extent  that  any payments  are  received  from  a  replacement  swap  counterparty  as payment  by  such  replacement  swap  counterparty  to  enter  into a replacement  transaction(s),  such specific  amounts shall be used to pay directly any termination  payments owing to the Swap Counterparty that is being replaced.

                                Notwithstanding  anything to the contrary  contained  herein,  in the event that a  replacement  swap  agreement is not obtained  within 30 days after  receipt by the  trustee of the swap  termination  payment paid by the  original  Swap  Counterparty,  the trustee  will deposit such swap termination  payment into the  supplemental  interest trust and will, on each distribution  date,  withdraw from the supplemental interest trust an amount equal to the net  counterparty  payment,  if any, that would have been paid to the supplemental  interest trust by the  original  Swap  Counterparty  (computed in  accordance  with the terms of the original Swap  Agreement) and distribute  such amount in the priority set forth below.

                                Any net counterparty  payment deposited to the supplemental  interest trust by the Swap  Counterparty  will be  distributed  on the related distribution date to the Class 4-A-2  Certificates in an amount equal to the product of (a) the  difference  between  the formula  rate for such  distribution  date  and the  Group  4 Net  Funds  Cap for  such distribution  date,  (b) a fraction,  the  numerator  of which is the actual number of days elapsed in the related  Calculation  Period and the  denominator  of which is 360, and (c) the Swap Notional  Amount,
                                and  any   remainder   will  be   distributed   to  the   Class   4-X
                                Certificates.  Any net trust  payment  deposited to the  supplemental interest  trust by the Trust will be  distributed on the related swap payment date to the Swap Counterparty.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

VI.  CAP NOTIONAL SCHEDULE

                               CAP 1 - Supports Classes 4-A-1, 4-A-3-1, 4-A-3-2, 4-A-3-3, & 4-A-4

Trust to buy a Corridor Cap:    i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:            1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:                   See Schedule below
Ceiling Strike:                 See Schedule below
Uncaps security to:                      10.00%
Initial Notional:                $ 780,366,000
Basis:                          Act/360
Pricing Speed:                  20 cpr
Close Date:                     7/31/2006
1st Pay Date:                   8/25/2006
Maturity:                       7/25/2011

                                                                              LIBOR     LIBOR     Corridor
                                    Period        Date    Notional Balance    Strike     Cap        (bps)
                                -------------------------------------------------------------------------
                                      1         8/25/2006      780,366,000   100.000%   9.844%       0.0
                                      2         9/25/2006      762,515,694     6.625%   9.844%     321.9
                                      3        10/25/2006      746,996,662     6.851%   9.843%     299.2
                                      4        11/25/2006      731,764,616     6.625%   9.843%     321.8
                                      5        12/25/2006      714,980,308     6.853%   9.842%     298.9
                                      6         1/25/2007      700,340,133     6.627%   9.842%     321.5
                                      7         2/25/2007      685,766,942     6.627%   9.841%     321.4
                                      8         3/25/2007      671,442,460     7.353%   9.840%     248.7
                                      9         4/25/2007      657,129,332     6.627%   9.840%     321.3
                                      10        5/25/2007      643,560,174     6.853%   9.839%     298.6
                                      11        6/25/2007      630,035,499     6.627%   9.839%     321.2
                                      12        7/25/2007      616,967,291     6.853%   9.838%     298.5
                                -------------------------------------------------------------------------
                                      13        8/25/2007      604,140,570     6.627%   9.837%     321.0
                                      14        9/25/2007      591,550,854     6.627%   9.837%     321.0
                                      15       10/25/2007      579,193,742     6.853%   9.836%     298.3
                                      16       11/25/2007      565,588,742     6.628%   9.835%     320.7
                                      17       12/25/2007      553,514,524     6.854%   9.834%     298.0
                                      18        1/25/2008      541,563,334     6.628%   9.834%     320.6
                                      19        2/25/2008      530,131,382     6.628%   9.833%     320.5
                                      20        3/25/2008      508,552,259     7.084%   9.832%     274.8
                                      21        4/25/2008      497,374,825     6.616%   9.831%     321.5
                                      22        5/25/2008      485,822,743     6.842%   9.830%     298.8
                                      23        6/25/2008      475,425,025     6.616%   9.829%     321.3
                                      24        7/25/2008      465,219,147     6.842%   9.828%     298.6
                                -------------------------------------------------------------------------
                                      25        8/25/2008      455,201,545     6.616%   9.827%     321.1
                                      26        9/25/2008      444,080,853     6.619%   9.826%     320.7
                                      27       10/25/2008      434,454,270     6.845%   9.825%     298.0
                                      28       11/25/2008      425,005,185     6.619%   9.824%     320.5
                                      29       12/25/2008      415,485,621     6.845%   9.823%     297.8
                                      30        1/25/2009      406,113,001     6.619%   9.822%     320.3
                                      31        2/25/2009      395,926,424     6.620%   9.821%     320.1
                                      32        3/25/2009      378,827,247     7.337%   9.819%     248.2
                                      33        4/25/2009      370,279,439     6.612%   9.818%     320.6
                                      34        5/25/2009      360,025,959     6.839%   9.816%     297.7
                                      35        6/25/2009      350,553,480     6.615%   9.815%     320.0
                                      36        7/25/2009      342,111,871     6.840%   9.814%     297.4
                                -------------------------------------------------------------------------
                                      37        8/25/2009      333,933,165     6.615%   9.812%     319.7
                                      38        9/25/2009      329,303,296     6.615%   9.812%     319.7
                                      39       10/25/2009      323,142,899     6.840%   9.811%     297.1
                                      40       11/25/2009      317,097,147     6.615%   9.809%     319.4
                                      41       12/25/2009      311,163,914     6.840%   9.808%     296.8
                                      42        1/25/2010      305,341,111     6.615%   9.807%     319.2
                                      43        2/25/2010      299,626,692     6.614%   9.807%     319.3
                                      44        3/25/2010      294,018,645     7.340%   9.806%     246.6
                                      45        4/25/2010      288,514,998     6.614%   9.806%     319.2
                                      46        5/25/2010      283,113,813     6.840%   9.806%     296.6
                                      47        6/25/2010      277,813,191     6.614%   9.806%     319.2
                                      48        7/25/2010      272,611,264     6.840%   9.805%     296.5
                                -------------------------------------------------------------------------
                                      49        8/25/2010      267,472,563     6.614%   9.805%     319.1
                                      50        9/25/2010      262,333,218     6.614%   9.805%     319.1
                                      51       10/25/2010      257,419,676     6.840%   9.805%     296.5
                                      52       11/25/2010      252,597,648     6.614%   9.804%     319.0
                                      53       12/25/2010      247,865,434     6.839%   9.804%     296.5
                                      54        1/25/2011      243,221,368     6.614%   9.804%     319.0
                                      55        2/25/2011      235,887,643     6.615%   9.803%     318.8
                                      56        3/25/2011      222,320,029     7.349%   9.802%     245.3
                                      57        4/25/2011      217,086,372     6.623%   9.802%     317.9
                                      58        5/25/2011      206,545,064     6.838%   9.801%     296.3
                                      59        6/25/2011      179,272,474     6.588%   9.798%     321.0
                                      60        7/25/2011       62,522,988     7.449%   9.782%     233.3
                                -------------------------------------------------------------------------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

                        CAP NOTIONAL SCHEDULE (cont.)

                               CAP 2 - Supports Class 4-A-2

Trust to buy a Corridor Cap:    i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:            1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:                   See Schedule below
Ceiling Strike:                 See Schedule below
Uncaps security to:                       10.00%
Initial Notional:                 $ 300,000,000
Basis:                          Act/360
Pricing Speed:                  20 cpr
Close Date:                     7/31/2006
1st Pay Date:                   8/25/2006
Maturity:                       7/25/2011

                                                                              LIBOR     LIBOR     Corridor
                                    Period        Date    Notional Balance    Strike     Cap        (bps)
                                -------------------------------------------------------------------------
                                       1         8/25/2006      300,000,000   100.000%  9.830%       0.0
                                       2         9/25/2006      293,137,718     6.611%  9.830%     321.9
                                       3        10/25/2006      287,171,659     6.837%  9.830%     299.3
                                       4        11/25/2006      281,315,927     6.611%  9.830%     321.9
                                       5        12/25/2006      274,863,452     6.839%  9.830%     299.1
                                       6         1/25/2007      269,235,256     6.613%  9.830%     321.7
                                       7         2/25/2007      263,632,811     6.612%  9.830%     321.8
                                       8         3/25/2007      258,125,980     7.339%  9.830%     249.1
                                       9         4/25/2007      252,623,512     6.613%  9.830%     321.7
                                      10         5/25/2007      247,407,053     6.839%  9.830%     299.1
                                      11         6/25/2007      242,207,694     6.613%  9.830%     321.7
                                      12         7/25/2007      237,183,818     6.839%  9.830%     299.1
                                -------------------------------------------------------------------------
                                      13         8/25/2007      232,252,778     6.613%  9.830%     321.7
                                      14         9/25/2007      227,412,850     6.613%  9.830%     321.7
                                      15        10/25/2007      222,662,344     6.839%  9.830%     299.1
                                      16        11/25/2007      217,432,106     6.614%  9.830%     321.6
                                      17        12/25/2007      212,790,354     6.840%  9.830%     299.0
                                      18         1/25/2008      208,195,898     6.614%  9.830%     321.6
                                      19         2/25/2008      203,801,055     6.614%  9.830%     321.6
                                      20         3/25/2008      195,505,286     7.070%  9.830%     276.0
                                      21         4/25/2008      191,208,289     6.602%  9.830%     322.8
                                      22         5/25/2008      186,767,264     6.828%  9.830%     300.2
                                      23         6/25/2008      182,770,018     6.602%  9.830%     322.8
                                      24         7/25/2008      178,846,521     6.828%  9.830%     300.2
                                -------------------------------------------------------------------------
                                      25         8/25/2008      174,995,404     6.602%  9.830%     322.8
                                      26         9/25/2008      170,720,221     6.605%  9.830%     322.5
                                      27        10/25/2008      167,019,426     6.830%  9.830%     300.0
                                      28        11/25/2008      163,386,866     6.605%  9.830%     322.5
                                      29        12/25/2008      159,727,213     6.830%  9.830%     300.0
                                      30         1/25/2009      156,124,050     6.605%  9.830%     322.5
                                      31         2/25/2009      152,207,973     6.606%  9.830%     322.4
                                      32         3/25/2009      145,634,451     7.323%  9.830%     250.7
                                      33         4/25/2009      142,348,375     6.598%  9.830%     323.2
                                      34         5/25/2009      138,406,578     6.825%  9.830%     300.5
                                      35         6/25/2009      134,765,026     6.601%  9.830%     322.9
                                      36         7/25/2009      131,519,776     6.826%  9.830%     300.4
                                -------------------------------------------------------------------------
                                      37         8/25/2009      128,375,595     6.601%  9.830%     322.9
                                      38         9/25/2009      126,595,711     6.601%  9.830%     322.9
                                      39        10/25/2009      124,227,439     6.826%  9.830%     300.4
                                      40        11/25/2009      121,903,241     6.601%  9.830%     322.9
                                      41        12/25/2009      119,622,298     6.826%  9.830%     300.4
                                      42         1/25/2010      117,383,809     6.600%  9.830%     323.0
                                      43         2/25/2010      115,186,986     6.600%  9.830%     323.0
                                      44         3/25/2010      113,031,057     7.326%  9.830%     250.4
                                      45         4/25/2010      110,915,262     6.600%  9.830%     323.0
                                      46         5/25/2010      108,838,858     6.826%  9.830%     300.4
                                      47         6/25/2010      106,801,113     6.600%  9.830%     323.0
                                      48         7/25/2010      104,801,310     6.826%  9.830%     300.4
                                -------------------------------------------------------------------------
                                      49         8/25/2010      102,825,814     6.600%  9.830%     323.0
                                      50         9/25/2010      100,850,069     6.600%  9.830%     323.0
                                      51        10/25/2010       98,961,132     6.825%  9.830%     300.5
                                      52        11/25/2010       97,107,376     6.600%  9.830%     323.0
                                      53        12/25/2010       95,288,147     6.825%  9.830%     300.5
                                      54         1/25/2011       93,502,806     6.599%  9.830%     323.1
                                      55         2/25/2011       90,683,465     6.600%  9.830%     323.0
                                      56         3/25/2011       85,467,600     7.335%  9.830%     249.5
                                      57         4/25/2011       83,455,598     6.609%  9.830%     322.1
                                      58         5/25/2011       79,403,151     6.824%  9.830%     300.6
                                      59         6/25/2011       68,918,613     6.574%  9.830%     325.6
                                      60         7/25/2011       24,036,025     7.374%  9.830%     245.6
                                -------------------------------------------------------------------------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

CAP NOTIONAL SCHEDULE (cont.)

CAP 3 - Supports Classes 4-M-1, 4-M-2, 4-M-3, 4-M-4, 4-M-5, 4-M-6, 4-M-7, 4-M-8, 4-M-9, & 4-B-1

Trust to buy a Corridor Cap:    i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:            1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:                   See Schedule below
Ceiling Strike:                 See Schedule below
Uncaps security to:                      10.00%
Initial Notional:                 $ 78,965,000
Basis:                          Act/360
Pricing Speed:                  20 cpr
Close Date:                     7/31/2006
1st Pay Date:                   8/25/2006
Maturity:                       7/25/2011

                                                                              LIBOR     LIBOR     Corridor
                                    Period        Date    Notional Balance    Strike     Cap        (bps)
                                -------------------------------------------------------------------------
                                      1         8/25/2006       78,965,000   100.000%   8.782%       0.0
                                      2         9/25/2006       78,965,000     6.063%   8.782%     271.9
                                      3        10/25/2006       78,965,000     6.289%   8.782%     249.3
                                      4        11/25/2006       78,965,000     6.063%   8.782%     271.9
                                      5        12/25/2006       78,965,000     6.291%   8.782%     249.1
                                      6         1/25/2007       78,965,000     6.064%   8.782%     271.8
                                      7         2/25/2007       78,965,000     6.064%   8.782%     271.8
                                      8         3/25/2007       78,965,000     6.791%   8.782%     199.1
                                      9         4/25/2007       78,965,000     6.064%   8.782%     271.8
                                      10        5/25/2007       78,965,000     6.290%   8.782%     249.2
                                      11        6/25/2007       78,965,000     6.065%   8.782%     271.7
                                      12        7/25/2007       78,965,000     6.291%   8.782%     249.1
                                -------------------------------------------------------------------------
                                      13        8/25/2007       78,965,000     6.065%   8.782%     271.7
                                      14        9/25/2007       78,965,000     6.064%   8.782%     271.8
                                      15       10/25/2007       78,965,000     6.290%   8.782%     249.2
                                      16       11/25/2007       78,965,000     6.066%   8.782%     271.6
                                      17       12/25/2007       78,965,000     6.292%   8.782%     249.0
                                      18        1/25/2008       78,965,000     6.066%   8.782%     271.6
                                      19        2/25/2008       78,965,000     6.066%   8.782%     271.6
                                      20        3/25/2008       78,965,000     6.521%   8.782%     226.1
                                      21        4/25/2008       78,965,000     6.054%   8.782%     272.8
                                      22        5/25/2008       78,965,000     6.280%   8.782%     250.2
                                      23        6/25/2008       78,965,000     6.054%   8.782%     272.8
                                      24        7/25/2008       78,965,000     6.280%   8.782%     250.2
                                -------------------------------------------------------------------------
                                      25        8/25/2008       78,965,000     6.054%   8.782%     272.8
                                      26        9/25/2008       78,965,000     6.056%   8.782%     272.6
                                      27       10/25/2008       78,965,000     6.282%   8.782%     250.0
                                      28       11/25/2008       78,965,000     6.056%   8.782%     272.6
                                      29       12/25/2008       78,965,000     6.282%   8.782%     250.0
                                      30        1/25/2009       78,965,000     6.057%   8.782%     272.5
                                      31        2/25/2009       78,965,000     6.058%   8.782%     272.4
                                      32        3/25/2009       78,965,000     6.775%   8.782%     200.7
                                      33        4/25/2009       78,965,000     6.050%   8.782%     273.2
                                      34        5/25/2009       78,965,000     6.277%   8.782%     250.5
                                      35        6/25/2009       78,965,000     6.052%   8.782%     273.0
                                      36        7/25/2009       78,965,000     6.278%   8.782%     250.4
                                -------------------------------------------------------------------------
                                      37        8/25/2009       78,965,000     6.053%   8.782%     272.9
                                      38        9/25/2009       74,862,578     6.052%   8.782%     273.0
                                      39       10/25/2009       73,072,442     6.278%   8.782%     250.4
                                      40       11/25/2009       71,313,358     6.052%   8.782%     273.0
                                      41       12/25/2009       69,731,581     6.278%   8.782%     250.4
                                      42        1/25/2010       68,426,696     6.052%   8.782%     273.0
                                      43        2/25/2010       67,146,099     6.052%   8.782%     273.0
                                      44        3/25/2010       65,889,340     6.777%   8.782%     200.5
                                      45        4/25/2010       64,655,977     6.052%   8.782%     273.0
                                      46        5/25/2010       63,445,576     6.278%   8.782%     250.4
                                      47        6/25/2010       62,257,711     6.052%   8.782%     273.0
                                      48        7/25/2010       61,091,963     6.277%   8.782%     250.5
                                -------------------------------------------------------------------------
                                      49        8/25/2010       59,940,385     6.052%   8.782%     273.0
                                      50        9/25/2010       58,788,662     6.052%   8.782%     273.0
                                      51       10/25/2010       57,687,541     6.277%   8.782%     250.5
                                      52       11/25/2010       56,606,928     6.051%   8.782%     273.1
                                      53       12/25/2010       55,546,443     6.277%   8.782%     250.5
                                      54        1/25/2011       54,505,712     6.051%   8.782%     273.1
                                      55        2/25/2011       52,862,230     6.052%   8.782%     273.0
                                      56        3/25/2011       49,821,739     6.787%   8.782%     199.5
                                      57        4/25/2011       48,648,880     6.061%   8.782%     272.1
                                      58        5/25/2011       46,286,582     6.276%   8.782%     250.6
                                      59        6/25/2011       40,174,816     6.026%   8.782%     275.6
                                      60        7/25/2011       11,379,472     6.886%   8.782%     189.6
                                -------------------------------------------------------------------------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

VII. BOND PROFILES

          GROUPS 1, 2 and 3 BOND PROFILES TO CALL*:

ARMT06-3 - Stack Price/Yield

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                            15 CPB /             20 CPB /          22 CPB /           25 CPB /          27 CPB /             30 CPB /          35 CPB /           40 CPB /          45 CPB /
                           Call (Y)              Call (Y)          Call (Y)           Call (Y)          Call (Y)             Call (Y)          Call (Y)           Call (Y)          Call (Y)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     1A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        3.30               2.91               2.76               2.56              2.43               2.25               1.98               1.72              1.47
        Principal Window   Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11     Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jan11      Aug06 - May10
      Principal # Months         59                 59                 59                 59                59                 59                 59                 54                46
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     2A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        3.33               2.93               2.79               2.58              2.45               2.27               2.00               1.72              1.47
        Principal Window   Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11     Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jan11      Aug06 - May10
      Principal # Months         59                 59                 59                 59                59                 59                 59                 54                46
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     3A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        3.27               2.89               2.75               2.54              2.42               2.24               1.98               1.71              1.47
        Principal Window   Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11     Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jan11      Aug06 - May10
      Principal # Months         59                 59                 59                 59                59                 59                 59                 54                46
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

              CB Classes Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        4.79               4.55               4.43               4.28              4.19               4.04               3.78               3.42              2.96
        Principal Window   Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jun11     Aug06 - Jun11      Aug06 - Jun11      Aug06 - Jan11      Aug06 - May10
      Principal # Months         59                 59                 59                 59                59                 59                 59                 54                46
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

         Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

          * WAL's calculated from the settlement date assuming a 30/360 basis.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        BOND PROFILES (Cont.)

             GROUPS 1, 2 and 3 BOND PROFILES TO MATURITY*:

ARMT06-3 - Stack Price/Yield

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                15 CPB /           20 CPB /          22 CPB /           25 CPB /          27 CPB /          30 CPB /            35 CPB /          40 CPB /            45 CPB /
                                Call (N)           Call (N)          Call (N)           Call (N)          Call (N)          Call (N)            Call (N)          Call (N)            Call (N)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     1A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        3.30               2.91               2.76               2.56              2.43               2.25               1.98               1.75               1.54
        Principal Window   Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11     Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11
      Principal # Months         60                 60                 60                 60                60                 60                 60                 60                 60
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     2A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        3.99               3.40               3.19               2.90              2.72               2.48               2.13               1.84               1.60
        Principal Window   Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13     Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13
      Principal # Months         84                 84                 84                 84                84                 84                 84                 84                 84
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     3A1 Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        3.27               2.89               2.75               2.55              2.42               2.24               1.98               1.74               1.53
        Principal Window   Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11     Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11      Aug06 - Jul11
      Principal # Months         60                 60                 60                 60                60                 60                 60                 60                 60
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

              CB Classes Run to each underlying loans' reset
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        4.96               4.66               4.53               4.37              4.27               4.11               3.83               3.56               3.26
        Principal Window   Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13     Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13      Aug06 - Jul13
      Principal # Months         84                 84                 84                 84                84                 84                 84                 84                 84
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

         Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

          * WAL's calculated from the settlement date assuming a 30/360 basis.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        BOND PROFILES (Cont.)

        GROUP 4 CERTIFICATE PROFILES TO CALL*:

ARMT06-3 - Stack Price/Yield

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                15 CPR /           20 CPR /          25 CPR /           28 CPR /          30 CPR /           32 CPR /          35 CPR /            40 CPR /          45 CPR /
                                Call (Y)           Call (Y)          Call (Y)           Call (Y)          Call (Y)           Call (Y)          Call (Y)            Call (Y)          Call (Y)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

          4A1, 4A2 & 4A4 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        5.00               3.72               2.91               2.54              2.34               2.16               1.92               1.60              1.33
        Principal Window   Aug06 - Nov19      Aug06 - Aug16      Aug06 - Jun14      Aug06 - Jun13      Aug06 - Dec12     Aug06 - Jun12      Aug06 - Nov11      Aug06 - Jan11      Aug06 - May10
      Principal # Months        160                121                 95                 83                77                 71                 64                 54                46
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                    4A31 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        2.14               1.58               1.23               1.08              1.00               0.93               0.83               0.71              0.61
        Principal Window   Aug06 - Aug11      Aug06 - Apr10      Aug06 - May09      Aug06 - Jan09      Aug06 - Nov08     Aug06 - Sep08      Aug06 - Jun08      Aug06 - Mar08      Aug06 - Dec07
      Principal # Months         61                 45                 34                 30                28                 26                 23                 20                17
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                    4A32 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        7.63               5.64               4.40               3.83              3.50               3.21               2.82               2.27              1.93
        Principal Window   Aug11 - Sep17      Apr10 - Nov14      May09 - Jan13      Jan09 - Apr12      Nov08 - Oct11     Sep08 - Jun11      Jun08 - Dec10      Mar08 - Apr10      Dec07 - Mar09
      Principal # Months         74                 56                 45                 40                36                 34                 31                 26                16
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                    4A33 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL       12.93               9.75               7.65               6.69              6.20               5.72               5.15               4.35              3.47
        Principal Window   Sep17 - Nov19      Nov14 - Aug16      Jan13 - Jun14      Apr12 - Jun13      Oct11 - Dec12     Jun11 - Jun12      Dec10 - Nov11      Apr10 - Jan11      Mar09 - May10
      Principal # Months         27                 22                 18                 15                15                 13                 12                 10                15
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M1 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.22               4.70              4.44               4.22               4.01               3.80              3.79
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Sep09 - Jun14      Oct09 - Jun13      Oct09 - Dec12     Nov09 - Jun12      Dec09 - Nov11      Jan10 - Jan11      Apr10 - May10
      Principal # Months        110                 85                 58                 45                39                 32                 24                 13                 2
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M2 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.22               4.68              4.43               4.20               3.96               3.73              3.66
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Sep09 - Jun14      Sep09 - Jun13      Oct09 - Dec12     Oct09 - Jun12      Nov09 - Nov11      Dec09 - Jan11      Feb10 - May10
      Principal # Months        110                 85                 58                 46                39                 33                 25                 14                 4
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M3 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.21               4.67              4.41               4.19               3.94               3.68              3.57
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Sep09 - Jun13      Sep09 - Dec12     Oct09 - Jun12      Oct09 - Nov11      Nov09 - Jan11      Jan10 - May10
      Principal # Months        110                 85                 59                 46                40                 33                 26                 15                 5
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

         Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

          * WAL's calculated from the settlement date assuming an Actual 360 basis.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        BOND PROFILES (Cont.)

        GROUP 4 CERTIFICATE PROFILES TO CALL*(Cont.):

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                15 CPR /           20 CPR /          25 CPR /           28 CPR /          30 CPR /           32 CPR /          35 CPR /            40 CPR /          45 CPR /
                                Call (Y)           Call (Y)          Call (Y)           Call (Y)          Call (Y)           Call (Y)          Call (Y)            Call (Y)          Call (Y)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M4 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.21               4.67              4.40               4.18               3.92               3.64              3.52
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Sep09 - Jun13      Sep09 - Dec12     Sep09 - Jun12      Oct09 - Nov11      Nov09 - Jan11      Dec09 - May10
      Principal # Months        110                 85                 59                 46                40                 34                 26                 15                 6
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M5 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.21               4.67              4.40               4.15               3.92               3.63              3.49
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Sep09 - Jun13      Sep09 - Dec12     Sep09 - Jun12      Oct09 - Nov11      Oct09 - Jan11      Nov09 - May10
      Principal # Months        110                 85                 59                 46                40                 34                 26                 16                 7
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M6 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.21               4.67              4.40               4.15               3.89               3.59              3.44
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Aug09 - Jun13      Sep09 - Dec12     Sep09 - Jun12      Sep09 - Nov11      Oct09 - Jan11      Nov09 - May10
      Principal # Months        110                 85                 59                 47                40                 34                 27                 16                 7
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M7 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.21               4.65              4.40               4.15               3.88               3.59              3.42
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Aug09 - Jun13      Sep09 - Dec12     Sep09 - Jun12      Sep09 - Nov11      Oct09 - Jan11      Oct09 - May10
      Principal # Months        110                 85                 59                 47                40                 34                 27                 16                 8
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M8 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.82               6.57               5.21               4.65              4.37               4.15               3.88               3.56              3.38
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Aug09 - Jun13      Aug09 - Dec12     Sep09 - Jun12      Sep09 - Nov11      Sep09 - Jan11      Oct09 - May10
      Principal # Months        110                 85                 59                 47                41                 34                 27                 17                 8
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4M9 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.72               6.49               5.14               4.60              4.32               4.08               3.84               3.51              3.33
        Principal Window   Oct10 - Nov19      Aug09 - Aug16      Aug09 - Jun14      Aug09 - Jun13      Aug09 - Dec12     Aug09 - Jun12      Sep09 - Nov11      Sep09 - Jan11      Sep09 - May10
      Principal # Months        110                 85                 59                 47                41                 35                 27                 17                 9
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4B1 Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                     WAL        8.39               6.23               4.93               4.42              4.15               3.92               3.66               3.39              3.20
        Principal Window   Oct10 - Oct18      Aug09 - Oct15      Aug09 - Oct13      Aug09 - Nov12      Aug09 - May12     Aug09 - Dec11      Aug09 - Jun11      Sep09 - Sep10      Sep09 - Feb10
      Principal # Months         97                 75                 51                 40                34                 29                 23                 13                 6
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

         Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

          * WAL's calculated from the settlement date assuming an Actual 360 basis

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        BOND PROFILES (Cont.)

        GROUP 4 CERTIFICATE PROFILES TO MATURITY*:

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                15 CPR /           20 CPR /          25 CPR /           28 CPR /          30 CPR /           32 CPR /            35 CPR /           40 CPR /           45 CPR /
                                Call (N)           Call (N)          Call (N)           Call (N)          Call (N)           Call (N)            Call (N)           Call (N)           Call (N)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

           4A1, 4A2 & 4A4 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        5.39              4.04               3.17               2.78               2.56               2.36               2.11               1.76               1.47
         Principal Window   Aug06 - Jun32      Aug06 - Dec27     Aug06 - Jan24      Aug06 - Jan22      Aug06 - Dec20      Aug06 - Dec19      Aug06 - Aug18      Aug06 - Oct16      Aug06 - May15
       Principal # Months        311                257               210                186                173                161                145                123                106
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4A31 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        2.14              1.58               1.23               1.08               1.00               0.93               0.83               0.71               0.61
         Principal Window   Aug06 - Aug11      Aug06 - Apr10     Aug06 - May09      Aug06 - Jan09      Aug06 - Nov08      Aug06 - Sep08      Aug06 - Jun08      Aug06 - Mar08      Aug06 - Dec07
       Principal # Months         61                45                 34                 30                 28                 26                 23                 20                 17
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4A32 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        7.63              5.64               4.40               3.83               3.50               3.21               2.82               2.27               1.93
         Principal Window   Aug11 - Sep17      Apr10 - Nov14     May09 - Jan13      Jan09 - Apr12      Nov08 - Oct11      Sep08 - Jun11      Jun08 - Dec10      Mar08 - Apr10      Dec07 - Mar09
       Principal # Months         74                56                 45                 40                 36                 34                 31                 26                 16
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                     4A33 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL       15.77              12.09              9.58               8.45               7.81               7.24               6.50               5.50               4.47
         Principal Window   Sep17 - Jun32      Nov14 - Dec27     Jan13 - Jan24      Apr12 - Jan22      Oct11 - Dec20      Jun11 - Dec19      Dec10 - Aug18      Apr10 - Oct16      Mar09 - May15
       Principal # Months        178                158               133                118                111                103                 93                 79                 75
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M1 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.49              7.12               5.66               5.10               4.81               4.57               4.31               4.07               4.03
         Principal Window   Oct10 - Oct25      Aug09 - Jun21     Sep09 - May18      Oct09 - Jan17      Oct09 - Mar16      Nov09 - Jul15      Dec09 - Aug14      Jan10 - May13      Apr10 - May12
       Principal # Months        181                143               105                 88                 78                 69                 57                 41                 26
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M2 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.43              7.07               5.62               5.05               4.76               4.51               4.24               3.97               3.87
         Principal Window   Oct10 - Jan25      Aug09 - Oct20     Sep09 - Nov17      Sep09 - Jul16      Oct09 - Oct15      Oct09 - Feb15      Nov09 - Mar14      Dec09 - Jan13      Feb10 - Feb12
       Principal # Months        172                135                99                 83                 73                 65                 53                 38                 25
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M3 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.37              7.01               5.57               5.00               4.70               4.47               4.19               3.90               3.76
         Principal Window   Oct10 - Feb24      Aug09 - Jan20     Aug09 - Mar17      Sep09 - Dec15      Sep09 - Apr15      Oct09 - Aug14      Oct09 - Oct13      Nov09 - Sep12      Jan10 - Oct11
       Principal # Months        161                126                92                 76                 68                 59                 49                 35                 22
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

         Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

          * WAL's calculated from the settlement date assuming an Actual 360 basis.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        BOND PROFILES (Cont.)

        GROUP 4 CERTIFICATE PROFILES TO MATURITY* (Cont.):

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                15 CPR /           20 CPR /          25 CPR /           28 CPR /          30 CPR /           32 CPR /            35 CPR /           40 CPR /           45 CPR /
                                Call (N)           Call (N)          Call (N)           Call (N)          Call (N)           Call (N)            Call (N)           Call (N)           Call (N)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M4 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.31              6.96               5.52               4.96               4.66               4.43               4.14               3.83               3.69
         Principal Window   Oct10 - Jul23      Aug09 - Jul19     Aug09 - Oct16      Sep09 - Aug15      Sep09 - Nov14      Sep09 - Apr14      Oct09 - Jul13      Nov09 - Jun12      Dec09 - Aug11
       Principal # Months        154                120                87                 72                 63                 56                 46                 32                 21
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M5 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.25              6.91               5.48               4.93               4.62               4.37               4.11               3.80               3.64
         Principal Window   Oct10 - Dec22      Aug09 - Jan19     Aug09 - Jun16      Sep09 - Apr15      Sep09 - Aug14      Sep09 - Jan14      Oct09 - Mar13      Oct09 - Mar12      Nov09 - May11
       Principal # Months        147                114                83                 68                 60                 53                 42                 30                 19
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M6 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.17              6.85               5.43               4.88               4.58               4.33               4.05               3.73               3.56
         Principal Window   Oct10 - May22      Aug09 - Jul18     Aug09 - Jan16      Aug09 - Dec14      Sep09 - Apr14      Sep09 - Sep13      Sep09 - Dec12      Oct09 - Dec11      Nov09 - Mar11
       Principal # Months        140                108                78                 65                 56                 49                 40                 27                 17
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M7 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        9.07              6.77               5.36               4.80               4.53               4.28               3.99               3.69               3.51
         Principal Window   Oct10 - Sep21      Aug09 - Jan18     Aug09 - Aug15      Aug09 - Jul14      Sep09 - Dec13      Sep09 - May13      Sep09 - Sep12      Oct09 - Sep11      Oct09 - Dec10
       Principal # Months        132                102                73                 60                 52                 45                 37                 24                 15
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M8 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        8.93              6.66               5.27               4.72               4.43               4.21               3.93               3.60               3.42
         Principal Window   Oct10 - Nov20      Aug09 - Jun17     Aug09 - Feb15      Aug09 - Feb14      Aug09 - Jul13      Sep09 - Dec12      Sep09 - May12      Sep09 - Jun11      Oct09 - Sep10
       Principal # Months        122                95                 67                 55                 48                 40                 33                 22                 12
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4M9 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        8.72              6.50               5.14               4.60               4.32               4.08               3.84               3.51               3.33
         Principal Window   Oct10 - Dec19      Aug09 - Sep16     Aug09 - Jul14      Aug09 - Jul13      Aug09 - Jan13      Aug09 - Jul12      Sep09 - Dec11      Sep09 - Feb11      Sep09 - Jun10
       Principal # Months        111                86                 60                 48                 42                 36                 28                 18                 10
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                      4B1 Run to Maturity
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                      WAL        8.39              6.23               4.93               4.42               4.15               3.92               3.66               3.39               3.20
         Principal Window   Oct10 - Oct18      Aug09 - Oct15     Aug09 - Oct13      Aug09 - Nov12      Aug09 - May12      Aug09 - Dec11      Aug09 - Jun11      Sep09 - Sep10      Sep09 - Feb10
       Principal # Months         97                75                 51                 40                 34                 29                 23                 13                 6
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

         Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

          * WAL's calculated from the settlement date assuming an Actual 360 basis.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

VIII. Net Funds Cap

     Group 4 - Flat LIBOR*
     Note: All Group 4 LIBOR Certificates are subject to an 11.00% hard cap.

-------------------------------------------  -----------------------------------------
Period  Distribution Day    AFC    AFC**     Period Distribution Day    AFC   AFC**
           Date     Count  30/360 Act/360              Date     Count  30/360Act/360
-------------------------------------------  -----------------------------------------
-------------------------------------------  -----------------------------------------
      1   25-Aug-06     25  7.007    8.409       37   25-Aug-09     31 7.091    6.862
      2   25-Sep-06     31  7.007    6.781       38   25-Sep-09     31 7.091    6.862
      3   25-Oct-06     30  7.007    7.007       39   25-Oct-09     30 7.091    7.091
      4   25-Nov-06     31  7.007    6.781       40   25-Nov-09     31 7.092    6.863
      5   25-Dec-06     30  7.009    7.009       41   25-Dec-09     30 7.092    7.092
      6   25-Jan-07     31  7.009    6.783       42   25-Jan-10     31 7.092    6.863
      7   25-Feb-07     31  7.009    6.783       43   25-Feb-10     31 7.092    6.863
      8   25-Mar-07     28  7.009    7.510       44   25-Mar-10     28 7.092    7.599
      9   25-Apr-07     31  7.010    6.783       45   25-Apr-10     31 7.092    6.863
     10   25-May-07     30  7.010    7.010       46   25-May-10     30 7.092    7.092
     11   25-Jun-07     31  7.010    6.784       47   25-Jun-10     31 7.092    6.863
     12   25-Jul-07     30  7.010    7.010       48   25-Jul-10     30 7.092    7.092
-------------------------------------------  -----------------------------------------
     13   25-Aug-07     31  7.010    6.784       49   25-Aug-10     31 7.092    6.863
     14   25-Sep-07     31  7.010    6.784       50   25-Sep-10     31 7.093    6.864
     15   25-Oct-07     30  7.010    7.010       51   25-Oct-10     30 7.093    7.093
     16   25-Nov-07     31  7.017    6.790       52   25-Nov-10     31 7.093    6.864
     17   25-Dec-07     30  7.017    7.017       53   25-Dec-10     30 7.093    7.093
     18   25-Jan-08     31  7.018    6.792       54   25-Jan-11     31 7.092    6.864
     19   25-Feb-08     31  7.018    6.792       55   25-Feb-11     31 7.116    6.887
     20   25-Mar-08     29  7.038    7.280       56   25-Mar-11     28 7.201    7.715
     21   25-Apr-08     31  7.039    6.812       57   25-Apr-11     31 7.207    6.975
     22   25-May-08     30  7.042    7.042       58   25-May-11     30 7.265    7.265
     23   25-Jun-08     31  7.042    6.815       59   25-Jun-11     31 7.470    7.229
     24   25-Jul-08     30  7.042    7.042       60   25-Jul-11     30 8.295    8.295
-------------------------------------------  -----------------------------------------
     25   25-Aug-08     31  7.042    6.815       61   25-Aug-11     31 8.303    8.035
     26   25-Sep-08     31  7.049    6.822       62   25-Sep-11     31 8.303    8.035
     27   25-Oct-08     30  7.050    7.050       63   25-Oct-11     30 8.303    8.303
     28   25-Nov-08     31  7.050    6.822       64   25-Nov-11     31 8.303    8.036
     29   25-Dec-08     30  7.051    7.051       65   25-Dec-11     30 8.304    8.304
     30   25-Jan-09     31  7.051    6.824       66   25-Jan-12     31 8.304    8.036
     31   25-Feb-09     31  7.055    6.828       67   25-Feb-12     31 8.304    8.037
     32   25-Mar-09     28  7.071    7.576       68   25-Mar-12     29 8.305    8.591
     33   25-Apr-09     31  7.072    6.844       69   25-Apr-12     31 8.305    8.037
     34   25-May-09     30  7.080    7.080       70   25-May-12     30 8.305    8.305
     35   25-Jun-09     31  7.084    6.855       71   25-Jun-12     31 8.306    8.038
     36   25-Jul-09     30  7.087    7.087       72   25-Jul-12     30 8.306    8.306
===========================================  =========================================

--------------------------------------------------------------------------------------

         *Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                         [5.2377]

        ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        Net Funds Cap (Cont.)

     Group 4 - Stressed LIBOR*
     Note: All Group 4 LIBOR Certificates are subject to an 11.00% hard cap.

-------------------------------------------  ------------------------------------------
Period  Distribution Day    AFC    AFC**     Period Distribution Day    AFC    AFC**
           Date     Count  30/360 Act/360              Date     Count  30/360 Act/360
-------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------
      1   25-Aug-06     25  7.007    8.409       37   25-Aug-09     31  7.257    7.023
      2   25-Sep-06     31  7.008    6.782       38   25-Sep-09     31  7.291    7.056
      3   25-Oct-06     30  7.008    7.008       39   25-Oct-09     30  7.291    7.291
      4   25-Nov-06     31  7.008    6.782       40   25-Nov-09     31  7.298    7.062
      5   25-Dec-06     30  7.011    7.011       41   25-Dec-09     30  7.302    7.302
      6   25-Jan-07     31  7.012    6.785       42   25-Jan-10     31  7.304    7.068
      7   25-Feb-07     31  7.013    6.786       43   25-Feb-10     31  7.309    7.073
      8   25-Mar-07     28  7.013    7.514       44   25-Mar-10     28  7.324    7.848
      9   25-Apr-07     31  7.015    6.788       45   25-Apr-10     31  7.325    7.088
     10   25-May-07     30  7.014    7.014       46   25-May-10     30  7.333    7.333
     11   25-Jun-07     31  7.017    6.791       47   25-Jun-10     31  7.334    7.097
     12   25-Jul-07     30  7.017    7.017       48   25-Jul-10     30  7.334    7.334
-------------------------------------------  ------------------------------------------
     13   25-Aug-07     31  7.017    6.791       49   25-Aug-10     31  7.335    7.098
     14   25-Sep-07     31  7.017    6.791       50   25-Sep-10     31  7.352    7.115
     15   25-Oct-07     30  7.017    7.017       51   25-Oct-10     30  7.352    7.352
     16   25-Nov-07     31  7.024    6.797       52   25-Nov-10     31  7.353    7.116
     17   25-Dec-07     30  7.027    7.027       53   25-Dec-10     30  7.354    7.354
     18   25-Jan-08     31  7.028    6.801       54   25-Jan-11     31  7.355    7.118
     19   25-Feb-08     31  7.028    6.801       55   25-Feb-11     31  7.426    7.187
     20   25-Mar-08     29  7.081    7.325       56   25-Mar-11     28  7.609    8.153
     21   25-Apr-08     31  7.084    6.855       57   25-Apr-11     31  7.632    7.385
     22   25-May-08     30  7.090    7.090       58   25-May-11     30  7.773    7.773
     23   25-Jun-08     31  7.093    6.864       59   25-Jun-11     31  8.336    8.067
     24   25-Jul-08     30  7.094    7.094       60   25-Jul-11     30 10.884   10.884
-------------------------------------------  ------------------------------------------
     25   25-Aug-08     31  7.093    6.865       61   25-Aug-11     31 10.899   10.547
     26   25-Sep-08     31  7.118    6.889       62   25-Sep-11     31 10.899   10.548
     27   25-Oct-08     30  7.119    7.119       63   25-Oct-11     30 10.900   10.900
     28   25-Nov-08     31  7.122    6.892       64   25-Nov-11     31 10.902   10.550
     29   25-Dec-08     30  7.124    7.124       65   25-Dec-11     30 10.902   10.902
     30   25-Jan-09     31  7.125    6.895       66   25-Jan-12     31 10.903   10.551
     31   25-Feb-09     31  7.131    6.900       67   25-Feb-12     31 10.904   10.552
     32   25-Mar-09     28  7.213    7.728       68   25-Mar-12     29 10.905   11.281
     33   25-Apr-09     31  7.214    6.981       69   25-Apr-12     31 10.906   10.554
     34   25-May-09     30  7.229    7.229       70   25-May-12     30 10.906   10.906
     35   25-Jun-09     31  7.244    7.010       71   25-Jun-12     31 10.908   10.556
     36   25-Jul-09     30  7.251    7.251       72   25-Jul-12     30 10.909   10.909
===========================================  ==========================================
---------------------------------------------------------------------------------------

  * Assumes each underlying Collateral index instantaneously rises to 20.00% after the 1st distribution date.
 ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

Net Funds Cap (Cont.)

        Classes 4-A-1, 4-A-3-1, 4-A-3-2, 4-A-3-3, & 4-A-4 - Stressed LIBOR* with Cap
             (see "Group 4 Interest Rate Cap" pages [18-19])
        Note: All Group 4 LIBOR Certificates are subject to an 11.00% hard cap.

------------------------------------------   -----------------------------------------
------------------------------------------   -----------------------------------------
Period  Distribution  Day   AFC    AFC**     Period Distribution  Day  AFC    AFC**
           Date      Count 30/360 Act/360              Date      Count 30/360 Act/360
------------------------------------------   -----------------------------------------
------------------------------------------   -----------------------------------------
      1   25-Aug-06     25  7.007   8.409        37  25-Aug-09     31 10.320    9.987
      2   25-Sep-06     31 10.332   9.999        38  25-Sep-09     31 10.381   10.046
      3   25-Oct-06     30  9.998   9.998        39  25-Oct-09     30 10.081   10.081
      4   25-Nov-06     31 10.332   9.999        40  25-Nov-09     31 10.396   10.061
      5   25-Dec-06     30  9.991   9.991        41  25-Dec-09     30 10.088   10.088
      6   25-Jan-07     31 10.324   9.991        42  25-Jan-10     31 10.400   10.065
      7   25-Feb-07     31 10.323   9.990        43  25-Feb-10     31 10.407   10.071
      8   25-Mar-07     28  9.326   9.992        44  25-Mar-10     28  9.485   10.163
      9   25-Apr-07     31 10.320   9.987        45  25-Apr-10     31 10.421   10.085
     10   25-May-07     30  9.987   9.987        46  25-May-10     30 10.117   10.117
     11   25-Jun-07     31 10.320   9.988        47  25-Jun-10     31 10.430   10.094
     12   25-Jul-07     30  9.988   9.988        48  25-Jul-10     30 10.117   10.117
------------------------------------------   -----------------------------------------
     13   25-Aug-07     31 10.318   9.985        49  25-Aug-10     31 10.430   10.093
     14   25-Sep-07     31 10.318   9.985        50  25-Sep-10     31 10.445   10.108
     15   25-Oct-07     30  9.986   9.986        51  25-Oct-10     30 10.133   10.133
     16   25-Nov-07     31 10.313   9.980        52  25-Nov-10     31 10.446   10.109
     17   25-Dec-07     30  9.984   9.984        53  25-Dec-10     30 10.136   10.136
     18   25-Jan-08     31 10.313   9.980        54  25-Jan-11     31 10.448   10.111
     19   25-Feb-08     31 10.312   9.980        55  25-Feb-11     31 10.481   10.143
     20   25-Mar-08     29  9.663   9.996        56  25-Mar-11     28  9.648   10.337
     21   25-Apr-08     31 10.310   9.977        57  25-Apr-11     31 10.543   10.203
     22   25-May-08     30  9.986   9.986        58  25-May-11     30 10.319   10.319
     23   25-Jun-08     31 10.310   9.978        59  25-Jun-11     31 10.857   10.507
     24   25-Jul-08     30  9.987   9.987        60  25-Jul-11     30 11.514   11.514
------------------------------------------   -----------------------------------------
     25   25-Aug-08     31 10.308   9.976        61  25-Aug-11     31 10.899   10.547
     26   25-Sep-08     31 10.319   9.986        62  25-Sep-11     31 10.899   10.548
     27   25-Oct-08     30  9.997   9.997        63  25-Oct-11     30 10.900   10.900
     28   25-Nov-08     31 10.320   9.987        64  25-Nov-11     31 10.902   10.550
     29   25-Dec-08     30  9.998   9.998        65  25-Dec-11     30 10.902   10.902
     30   25-Jan-09     31 10.317   9.984        66  25-Jan-12     31 10.903   10.551
     31   25-Feb-09     31 10.310   9.977        67  25-Feb-12     31 10.904   10.552
     32   25-Mar-09     28  9.391  10.061        68  25-Mar-12     29 10.905   11.281
     33   25-Apr-09     31 10.328   9.994        69  25-Apr-12     31 10.906   10.554
     34   25-May-09     30 10.010  10.010        70  25-May-12     30 10.906   10.906
     35   25-Jun-09     31 10.321   9.988        71  25-Jun-12     31 10.908   10.556
     36   25-Jul-09     30 10.013  10.013        72  25-Jul-12     30 10.909   10.909
==========================================   =========================================

        * Assumes each underlying Collateral index instantaneously rises to 20.00% after the 1st distribution date.
        ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

        Note: The AFCs listed above have been run assuming that the Class 4-A-2 Certificates are capped at the Net Funds Cap less the Swap Fee Rate.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        Net Funds Cap (Cont.)

        Classes 4-M-1, 4-M-2, 4-M-3, 4-M-4, 4-M-5, 4-M-6, 4-M-7, 4-M-8, 4-M-9, & 4-B-1
        - Stressed LIBOR* with Cap (see "Group 4 Interest Rate Cap" pages [18-19])
        Note: All Group 4 LIBOR Certificates are subject to an 11.00% hard cap.

------------------------------------------   -----------------------------------------
Period  Distribution Day    AFC    AFC**     Period DistributionDay    AFC    AFC**
           Date     Count  30/360 Act/360              Date    Count  30/360 Act/360
------------------------------------------   -----------------------------------------
------------------------------------------   -----------------------------------------
      1   25-Aug-06     25  7.007   8.409        37  25-Aug-09     31 10.077    9.752
      2   25-Sep-06     31  9.817   9.501        38  25-Sep-09     31  9.966    9.644
      3   25-Oct-06     30  9.501   9.501        39  25-Oct-09     30  9.613    9.613
      4   25-Nov-06     31  9.818   9.501        40  25-Nov-09     31  9.912    9.592
      5   25-Dec-06     30  9.502   9.502        41  25-Dec-09     30  9.626    9.626
      6   25-Jan-07     31  9.820   9.503        42  25-Jan-10     31  9.937    9.616
      7   25-Feb-07     31  9.821   9.504        43  25-Feb-10     31  9.957    9.636
      8   25-Mar-07     28  8.871   9.505        44  25-Mar-10     28  9.081    9.730
      9   25-Apr-07     31  9.823   9.506        45  25-Apr-10     31  9.973    9.651
     10   25-May-07     30  9.506   9.506        46  25-May-10     30  9.684    9.684
     11   25-Jun-07     31  9.825   9.508        47  25-Jun-10     31  9.982    9.660
     12   25-Jul-07     30  9.508   9.508        48  25-Jul-10     30  9.686    9.686
------------------------------------------   -----------------------------------------
     13   25-Aug-07     31  9.825   9.508        49  25-Aug-10     31  9.983    9.661
     14   25-Sep-07     31  9.826   9.509        50  25-Sep-10     31  9.998    9.676
     15   25-Oct-07     30  9.509   9.509        51  25-Oct-10     30  9.702    9.702
     16   25-Nov-07     31  9.830   9.513        52  25-Nov-10     31 10.001    9.678
     17   25-Dec-07     30  9.517   9.517        53  25-Dec-10     30  9.704    9.704
     18   25-Jan-08     31  9.834   9.517        54  25-Jan-11     31 10.003    9.680
     19   25-Feb-08     31  9.835   9.518        55  25-Feb-11     31 10.042    9.718
     20   25-Mar-08     29  9.267   9.586        56  25-Mar-11     28  9.268    9.929
     21   25-Apr-08     31  9.903   9.583        57  25-Apr-11     31 10.123    9.797
     22   25-May-08     30  9.592   9.592        58  25-May-11     30  9.927    9.927
     23   25-Jun-08     31  9.912   9.592        59  25-Jun-11     31 10.500   10.162
     24   25-Jul-08     30  9.596   9.596        60  25-Jul-11     30 11.299   11.299
------------------------------------------   -----------------------------------------
     25   25-Aug-08     31  9.912   9.593        61  25-Aug-11     31 10.899   10.547
     26   25-Sep-08     31  9.935   9.615        62  25-Sep-11     31 10.899   10.548
     27   25-Oct-08     30  9.619   9.619        63  25-Oct-11     30 10.900   10.900
     28   25-Nov-08     31  9.939   9.618        64  25-Nov-11     31 10.902   10.550
     29   25-Dec-08     30  9.624   9.624        65  25-Dec-11     30 10.902   10.902
     30   25-Jan-09     31  9.941   9.620        66  25-Jan-12     31 10.903   10.551
     31   25-Feb-09     31  9.945   9.625        67  25-Feb-12     31 10.904   10.552
     32   25-Mar-09     28  9.086   9.735        68  25-Mar-12     29 10.905   11.281
     33   25-Apr-09     31 10.037   9.714        69  25-Apr-12     31 10.906   10.554
     34   25-May-09     30  9.734   9.734        70  25-May-12     30 10.906   10.906
     35   25-Jun-09     31 10.065   9.740        71  25-Jun-12     31 10.908   10.556
     36   25-Jul-09     30  9.755   9.755        72  25-Jul-12     30 10.909   10.909
==========================================   =========================================

         * Assumes each underlying Collateral index instantaneously rises to 20.00% after the 1st distribution date.
        ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

        Note: The AFCs listed above have been run assuming that the Class 4-A-2 Certificates are capped at the Net
                             Funds Cap less the Swap Fee Rate.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

IX.  GROUP 4 EXCESS INTEREST

          Assuming Flat Rates *

       ------------------------------- --------------------------------
       PeriodDistribution XS-Interest**Period Distribution XS-Interest**
                Date          (%)                Date          (%)
       ------------------------------- --------------------------------
       ------------------------------- --------------------------------
         1     25-Aug-06       2.4318    37     25-Aug-09       1.5870
         2     25-Sep-06       1.3397    38     25-Sep-09       1.4925
         3     25-Oct-06       1.5316    39     25-Oct-09       1.6859
         4     25-Nov-06       1.3590    40     25-Nov-09       1.5076
         5     25-Dec-06       1.5533    41     25-Dec-09       1.6914
         6     25-Jan-07       1.3815    42     25-Jan-10       1.5083
         7     25-Feb-07       1.3844    43     25-Feb-10       1.5078
         8     25-Mar-07       1.9372    44     25-Mar-10       2.0600
         9     25-Apr-07       1.3897    45     25-Apr-10       1.5068
        10     25-May-07       1.5748    46     25-May-10       1.6891
        11     25-Jun-07       1.3949    47     25-Jun-10       1.5058
        12     25-Jul-07       1.5801    48     25-Jul-10       1.6881
       ------------------------------- --------------------------------
        13     25-Aug-07       1.3998    49     25-Aug-10       1.5049
        14     25-Sep-07       1.4024    50     25-Sep-10       1.5054
        15     25-Oct-07       1.5878    51     25-Oct-10       1.6876
        16     25-Nov-07       1.4149    52     25-Nov-10       1.5042
        17     25-Dec-07       1.6010    53     25-Dec-10       1.6865
        18     25-Jan-08       1.4223    54     25-Jan-11       1.5029
        19     25-Feb-08       1.4253    55     25-Feb-11       1.5265
        20     25-Mar-08       1.8135    56     25-Mar-11       2.1669
        21     25-Apr-08       1.4528    57     25-Apr-11       1.6171
        22     25-May-08       1.6414    58     25-May-11       1.8584
        23     25-Jun-08       1.4628    59     25-Jun-11       1.8820
        24     25-Jul-08       1.6493    60     25-Jul-11       2.9174
       ------------------------------- --------------------------------
        25     25-Aug-08       1.4706    61     25-Aug-11       2.7367
        26     25-Sep-08       1.4815    62     25-Sep-11       2.7385
        27     25-Oct-08       1.6683    63     25-Oct-11       2.9365
        28     25-Nov-08       1.4900    64     25-Nov-11       2.7586
        29     25-Dec-08       1.6783    65     25-Dec-11       2.9579
        30     25-Jan-09       1.5026    66     25-Jan-12       2.7816
        31     25-Feb-09       1.5122    67     25-Feb-12       2.7936
        32     25-Mar-09       2.0854    68     25-Mar-12       3.1816
        33     25-Apr-09       1.5413    69     25-Apr-12       2.8189
        34     25-May-09       1.7375    70     25-May-12       3.0198
        35     25-Jun-09       1.5663    71     25-Jun-12       2.8459
        36     25-Jul-09       1.7582    72     25-Jul-12       3.0475
       =============================== ================================
       ----------------------------------------------------------------

         *Assumes:

        1 Month LIBOR:              [5.3690]
        6 Month LIBOR:              [5.6094]
        1 Year LIBOR:               [5.6981]
        1 Year CMT:                 [5.2377]

         ** Assumes all collateral pays at 30% CPR.

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

        GROUP 4 EXCESS INTEREST (CONT.)

        Forward Curve*

       ------------------------------- --------------------------------
       Period Distribution XS-Interest  Period Distribution XS-Interest
                Date          (%)                Date          (%)
       ------------------------------- --------------------------------
       ------------------------------- --------------------------------
         1     25-Aug-06       2.4318    37     25-Aug-09       1.4697
         2     25-Sep-06       1.2196    38     25-Sep-09       1.3627
         3     25-Oct-06       1.3385    39     25-Oct-09       1.5472
         4     25-Nov-06       1.2007    40     25-Nov-09       1.3513
         5     25-Dec-06       1.3174    41     25-Dec-09       1.5279
         6     25-Jan-07       1.1909    42     25-Jan-10       1.3267
         7     25-Feb-07       1.1986    43     25-Feb-10       1.3143
         8     25-Mar-07       1.7593    44     25-Mar-10       1.8733
         9     25-Apr-07       1.2296    45     25-Apr-10       1.2932
        10     25-May-07       1.4488    46     25-May-10       1.4732
        11     25-Jun-07       1.2706    47     25-Jun-10       1.2738
        12     25-Jul-07       1.4546    48     25-Jul-10       1.4560
       ------------------------------- --------------------------------
        13     25-Aug-07       1.2647    49     25-Aug-10       1.2580
        14     25-Sep-07       1.2621    50     25-Sep-10       1.2536
        15     25-Oct-07       1.4467    51     25-Oct-10       1.4381
        16     25-Nov-07       1.2636    52     25-Nov-10       1.2405
        17     25-Dec-07       1.4499    53     25-Dec-10       1.4262
        18     25-Jan-08       1.2620    54     25-Jan-11       1.2287
        19     25-Feb-08       1.2620    55     25-Feb-11       1.2489
        20     25-Mar-08       1.6589    56     25-Mar-11       1.9130
        21     25-Apr-08       1.2878    57     25-Apr-11       1.3371
        22     25-May-08       1.4845    58     25-May-11       1.5881
        23     25-Jun-08       1.3063    59     25-Jun-11       1.6121
        24     25-Jul-08       1.5063    60     25-Jul-11       2.7120
       ------------------------------- --------------------------------
        25     25-Aug-08       1.3344    61     25-Aug-11       2.5202
        26     25-Sep-08       1.3559    62     25-Sep-11       2.5215
        27     25-Oct-08       1.5571    63     25-Oct-11       2.7284
        28     25-Nov-08       1.3848    64     25-Nov-11       2.5399
        29     25-Dec-08       1.5842    65     25-Dec-11       2.7492
        30     25-Jan-09       1.4121    66     25-Jan-12       2.5631
        31     25-Feb-09       1.4263    67     25-Feb-12       2.5748
        32     25-Mar-09       2.0056    68     25-Mar-12       2.9832
        33     25-Apr-09       1.4560    69     25-Apr-12       2.6001
        34     25-May-09       1.6516    70     25-May-12       2.8114
        35     25-Jun-09       1.4714    71     25-Jun-12       2.6277
        36     25-Jul-09       1.6568    72     25-Jul-12       2.8434
       =============================== ================================
       ----------------------------------------------------------------

        *See Forward Index Curve charts on page [45].

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

X.     BREAK EVEN CDR LOSS SCENARIOS

                    ---------------------------------------------------------------------------------------------------------
                                                  75% Pricing Speed          100% Pricing Speed        125% Pricing Speed
                    ---------------------------------------------------------------------------------------------------------
                    ---------------------------------------------------------------------------------------------------------
                                                      22.5% CPR                   30.0% CPR                 37.5% CPR
    =========================================================================================================================
    =========================================================================================================================
         4-M-1           Break even CDR:                10.09                       11.71                     13.65
                              WAL:                      14.36                       11.00                     8.67
                        Principal Window:           May18 - Jul36               Jul15 - Jul36             Aug13 - Jun36
                        Principal Months:                219                         253                       275
                       Principal Writedown        66,541.55 (0.44%)           42,847.88 (0.28%)         13,366.19 (0.09%)
                       Total Collat Loss:      119,619,426.49 (10.23%)     105,924,656.61 (9.05%)     97,909,324.71 (8.37%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-2           Break even CDR:                 8.74                       9.94                      11.42
                              WAL:                      15.14                       11.61                     9.16
                        Principal Window:           Feb19 - Jul36               Feb16 - Jul36             Jan14 - Jul36
                        Principal Months:                210                         246                       271
                       Principal Writedown        72,268.42 (0.51%)           76,180.07 (0.54%)         23,914.66 (0.17%)
                       Total Collat Loss:       107,250,153.90 (9.17%)      92,913,533.24 (7.94%)     84,469,066.80 (7.22%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-3           Break even CDR:                 7.99                       8.95                      10.18
                              WAL:                      16.88                       13.01                     10.28
                        Principal Window:           Oct20 - Jul36               Jun17 - Jul36             Feb15 - Jul36
                        Principal Months:                190                         230                       258
                       Principal Writedown        38,128.39 (0.47%)           43,125.19 (0.53%)         51,119.12 (0.62%)
                       Total Collat Loss:       99,994,487.19 (8.55%)       85,251,248.24 (7.29%)     76,628,805.61 (6.55%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-4           Break even CDR:                 7.42                       8.20                      9.22
                              WAL:                      17.81                       13.75                     10.87
                        Principal Window:           Oct21 - Jul36               Mar18 - Jul36             Sep15 - Jul36
                        Principal Months:                178                         221                       251
                       Principal Writedown        79,726.13 (1.24%)           82,439.67 (1.28%)         27,515.81 (0.43%)
                       Total Collat Loss:       94,283,691.47 (8.06%)       79,249,891.04 (6.77%)     70,366,895.96 (6.01%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-5           Break even CDR:                 6.91                       7.53                      8.37
                              WAL:                      18.31                       14.17                     11.19
                        Principal Window:           Mar22 - Jul36               Aug18 - Jul36             Jan16 - Jul36
                        Principal Months:                173                         216                       247
                       Principal Writedown        70,938.08 (1.21%)           81,551.78 (1.39%)         3,297.14 (0.06%)
                       Total Collat Loss:       89,023,060.93 (7.61%)       73,738,433.09 (6.30%)     64,676,117.48 (5.53%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-6           Break even CDR:                 6.41                       6.86                      7.54
                              WAL:                      18.58                       14.36                     11.38
                        Principal Window:           Jun22 - Jul36               Oct18 - Jul36             Mar16 - Jul36
                        Principal Months:                170                         214                       245
                       Principal Writedown        108,463.05 (1.85%)          7,495.84 (0.13%)          54,881.39 (0.94%)
                       Total Collat Loss:       83,721,171.16 (7.16%)       68,079,187.13 (5.82%)     58,981,180.63 (5.04%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-7           Break even CDR:                 5.89                       6.20                      6.71
                              WAL:                      18.79                       14.59                     11.55
                        Principal Window:           Sep22 - Jul36               Dec18 - Jul36             May16 - Jul36
                        Principal Months:                167                         212                       243
                       Principal Writedown        47,484.44 (0.81%)           78,432.90 (1.34%)         69,839.58 (1.19%)
                       Total Collat Loss:       78,049,098.93 (6.67%)       62,353,982.23 (5.33%)     53,144,498.76 (4.54%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-8           Break even CDR:                 5.39                       5.55                      5.90
                              WAL:                      19.08                       14.79                     11.71
                        Principal Window:           Dec22 - Jul36               Feb19 - Jul36             Jun16 - Jul36
                        Principal Months:                164                         210                       242
                       Principal Writedown        90,572.43 (1.55%)           33,661.23 (0.58%)         28,964.66 (0.50%)
                       Total Collat Loss:       72,436,674.53 (6.19%)       56,563,604.74 (4.84%)     47,306,483.19 (4.04%)
    =========================================================================================================================
    =========================================================================================================================
         4-M-9           Break even CDR:                 4.88                       4.91                      5.11
                              WAL:                      19.28                       14.97                     11.87
                        Principal Window:           Feb23 - Jul36               Apr19 - Jul36             Aug16 - Jul36
                        Principal Months:                162                         208                       240
                       Principal Writedown        57,847.03 (0.99%)           12,857.70 (0.22%)         32,304.33 (0.55%)
                       Total Collat Loss:       66,544,952.60 (5.69%)       50,708,976.34 (4.33%)     41,472,296.81 (3.55%)
    =========================================================================================================================
    =========================================================================================================================
         4-B-1           Break even CDR:                 4.53                       4.43                      4.47
                              WAL:                      19.58                       15.21                     12.03
                        Principal Window:           May23 - Jul36               Jun19 - Jul36             Sep16 - Jul36
                        Principal Months:                159                         206                       239
                       Principal Writedown        268,038.89 (4.58%)         164,794.26 (2.82%)         68,607.41 (1.17%)
                       Total Collat Loss:       62,400,199.68 (5.33%)       46,214,413.05 (3.95%)     36,640,613.67 (3.13%)
    =========================================================================================================================
    =========================================================================================================================
                          Loss Severity                  35%                         35%                       35%
                        Servicer Advances                100%                       100%                      100%
                         Liquidation Lag                  12                         12                        12
                            Triggers                  In Effect                   In Effect                 In Effect
                       Optional Redemption              Never                       Never                     Never
                            LIBOR_1MO                 See Below                   See Below                 See Below
                            LIBOR_6MO                 See Below                   See Below                 See Below
                            LIBOR_1YR                 See Below                   See Below                 See Below
                             CMT_1YR                  See Below                   See Below                 See Below
    =========================================================================================================================

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

XI.  FORWARD CURVES

XII. CONTACTS

       ------------------------------------------------------------------------------------------------
                                              ARMs TRADING DESK
       ------------------------------------------------------------------------------------------------
       ------------------------- ----------------- ---------------- -----------------------------------
               Contact                Phone              Fax                      E-mail
       John Vibert                 212-538-3831          TBD          john.vibert@credit-suisse.com
       Director - ARM Trading
       Patrick Gallagher           212-538-3831     212-743-2749    patrick.gallagher@credit-suisse.com
       Vice President - ARM
       Trading & Structuring
       ------------------------- ----------------- ---------------- -----------------------------------

       ------------------------------------------------------------------------------------------------
                                             STRUCTURED FINANCE
       ------------------------------------------------------------------------------------------------
       ------------------------- ----------------- ---------------- -----------------------------------
               Contact                Phone              Fax                      E-mail
       Peter J. Sack               212-325-7892     212-743-5261       peter.sack@credit-suisse.com
       Director
       Helen Cheung                212-325-5132     212-743-1050      helen.cheung@credit-suisse.com
       Associate
       ------------------------- ----------------- ---------------- -----------------------------------

       ------------------------------------------------------------------------------------------------
                                                 COLLATERAL
       ------------------------------------------------------------------------------------------------
       ------------------------- ----------------- ---------------- -----------------------------------
               Contact                Phone              Fax                      E-mail
       Michael De Palma            212-538-5423     212-743-4876    michael.depalma@credit-suisse.com
       Collateral
       Analyst/Structuring
       Christopher Muller          212-325-5152     212-743-4049    christopher.muller@credit-suisse.com
       Collateral Analyst
       ------------------------- ----------------- ---------------- -----------------------------------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

XIII.     COLLATERAL SUMMARY

          NOTE:  Information  contained  herein  reflects  the July 1,  2006  cut-off  date  scheduled balances.

-----------------------------------------------------------------------------------------------------------------
                                        Loan Group 1 Collateral Details
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [6.289]%  (+/- 15                 Total Loan Balance  $[227,635,792.26]   (+/- 5%)
                                             bps)
                   Net WAC    [6.017]%  (+/- 15               Average Loan Balance     $[652,251.55]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin    [2.438]%  (+/- 15               Maximum Loan Balance   $[2,712,500.00]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin    [2.166]%  (+/- 15           California Concentration          [57.51]%    (+/- 5%)
                                             bps)
     Index:  6 Month LIBOR    [14.54]%   (+/- 5%)        Northern CA Concentration          [18.63]%    (+/- 5%)
              1 Year LIBOR    [84.15]%   (+/- 5%)        Southern CA Concentration          [38.88]%    (+/- 5%)
                1 Year CMT     [1.31]%   (+/- 5%)                  WA Original LTV          [66.73]%    (+/- 5%)
                                                                   WA Combined LTV          [70.95]%    (+/- 5%)
        WA Months to Reset        [58]    (+/- 2)                  WA Credit Score             [756]     (+/- 5)
       Interest Only Loans    [76.24]%   (+/- 5%)                    Full/Alt Doc*          [31.65]%    (+/- 5%)
             Silent Second    [33.39]%   (+/- 5%)                     Reduced Doc*          [60.84]%    (+/- 5%)
                       WAM       [358]    (+/- 2)             Prepayment Penalties          [26.92]%    (+/- 5%)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

-----------------------------------------------------------------------------------------------------------------
                                        Loan Group 2 Collateral Details
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [6.325]%  (+/- 15                 Total Loan Balance  $[37,596,223.44]    (+/- 5%)
                                             bps)
                   Net WAC    [5.971]%  (+/- 15               Average Loan Balance     $[475,901.56]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin    [2.363]%  (+/- 15               Maximum Loan Balance   $[1,854,320.62]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin    [2.008]%  (+/- 15           California Concentration          [45.59]%    (+/- 5%)
                                             bps)
     Index:  6 Month LIBOR    [54.13]%   (+/- 5%)        Northern CA Concentration          [19.17]%    (+/- 5%)
              1 Year LIBOR    [45.45]%   (+/- 5%)        Southern CA Concentration          [26.42]%    (+/- 5%)
                1 Year CMT     [0.42]%   (+/- 5%)                  WA Original LTV          [69.46]%    (+/- 5%)
                                                                   WA Combined LTV          [77.26]%    (+/- 5%)
        WA Months to Reset        [80]    (+/- 2)                  WA Credit Score             [733]     (+/- 5)
       Interest Only Loans    [87.84]%   (+/- 5%)                    Full/Alt Doc*          [47.23]%    (+/- 5%)
             Silent Second    [51.49]%   (+/- 5%)                     Reduced Doc*          [33.14]%    (+/- 5%)
                       WAM       [356]    (+/- 2)             Prepayment Penalties          [41.57]%    (+/- 5%)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

         COLLATERAL SUMMARY (continued)

          NOTE:  Information  contained  herein  reflects  the July 1,  2006  cut-off  date  scheduled balances.

-----------------------------------------------------------------------------------------------------------------
                                        Loan Group 3 Collateral Details
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [6.429]%  (+/- 15                 Total Loan Balance  $[61,803,684.33]    (+/- 5%)
                                             bps)
                   Net WAC    [6.057]%  (+/- 15               Average Loan Balance     $[234,104.86]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin    [3.436]%  (+/- 15               Maximum Loan Balance      $[524,00.00]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin    [3.063]%  (+/- 15           California Concentration          [19.33]%    (+/- 5%)
                                             bps)
     Index:  6 Month LIBOR    [94.54]%   (+/- 5%)        Northern CA Concentration           [7.83]%    (+/- 5%)
              1 Year LIBOR     [5.46]%   (+/- 5%)        Southern CA Concentration          [11.51]%    (+/- 5%)
                1 Year CMT     [0.00]%   (+/- 5%)                  WA Original LTV          [63.17]%    (+/- 5%)
                                                                   WA Combined LTV          [69.56]%    (+/- 5%)
        WA Months to Reset        [58]    (+/- 2)                WA Credit Score**             [741]     (+/- 5)
       Interest Only Loans    [60.05]%   (+/- 5%)                    Full/Alt Doc*          [23.90]%    (+/- 5%)
             Silent Second    [33.80]%   (+/- 5%)                     Reduced Doc*          [27.28]%    (+/- 5%)
                       WAM       [358]    (+/- 2)             Prepayment Penalties          [30.65]%    (+/- 5%)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

-----------------------------------------------------------------------------------------------------------------
                                       Loan Groups 1-3 Collateral Details
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [6.319]%  (+/- 15                 Total Loan Balance  $[327,035,700.03]   (+/- 5%)
                                             bps)
                   Net WAC    [6.019]%  (+/- 15               Average Loan Balance     $[472,594.94]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin    [2.618]%  (+/- 15               Maximum Loan Balance   $[2,712,500.00]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin    [2.318]%  (+/- 15           California Concentration          [48.93]%    (+/- 5%)
                                             bps)
     Index:  6 Month LIBOR    [34.21]%   (+/- 5%)        Northern CA Concentration          [16.65]%    (+/- 5%)
              1 Year LIBOR    [64.83]%   (+/- 5%)        Southern CA Concentration          [32.28]%    (+/- 5%)
                1 Year CMT     [0.96]%   (+/- 5%)                  WA Original LTV          [66.37]%    (+/- 5%)
                                                                   WA Combined LTV          [71.41]%    (+/- 5%)
        WA Months to Reset        [61]    (+/- 2)                WA Credit Score**             [751]     (+/- 5)
       Interest Only Loans    [74.51]%   (+/- 5%)                    Full/Alt Doc*          [31.98]%    (+/- 5%)
             Silent Second    [35.55]%   (+/- 5%)                     Reduced Doc*          [51.31]%    (+/- 5%)
                       WAM       [358]    (+/- 2)             Prepayment Penalties          [29.31]%    (+/- 5%)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

         COLLATERAL SUMMARY (continued)

                      NOTE:  Information  contained  herein  reflects the July 1,  2006 cut-off date  scheduled balances.

-----------------------------------------------------------------------------------------------------------------
                                        Loan Group 4A Collateral Details
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [7.042]%  (+/- 15                 Total Loan Balance  $[872,587,319.69]   (+/- 5%)
                                             bps)
                   Net WAC    [6.785]%  (+/- 15               Average Loan Balance     $[374,501.00]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin    [3.199]%  (+/- 15               Maximum Loan Balance   $[3,499,312.60]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin    [2.942]%  (+/- 15           California Concentration          [35.36]%    (+/- 5%)
                                             bps)
     Index:  1 Month LIBOR     [0.06]%   (+/- 5%)        Northern CA Concentration          [12.74]%    (+/- 5%)
             6 Month LIBOR    [52.75]%   (+/- 5%)        Southern CA Concentration          [22.62]%    (+/- 5%)
              1 Year LIBOR    [47.02]%   (+/- 5%)                  WA Original LTV          [77.59]%    (+/- 5%)
                1 Year CMT     [0.17]%   (+/- 5%)                  WA Combined LTV          [86.87]%    (+/- 5%)
        WA Months to Reset        [56]    (+/- 2)                WA Credit Score**             [708]     (+/- 5)
       Interest Only Loans    [83.53]%   (+/- 5%)                    Full/Alt Doc*          [18.05]%    (+/- 5%)
             Silent Second    [56.57]%   (+/- 5%)                     Reduced Doc*          [61.50]%    (+/- 5%)
                       WAM       [358]    (+/- 2)             Prepayment Penalties          [34.58]%    (+/- 5%)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

-----------------------------------------------------------------------------------------------------------------
                                        Loan Group 4B Collateral Details
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [7.908]%  (+/- 15                 Total Loan Balance  $[297,272,832.04]   (+/- 5%)
                                             bps)
                   Net WAC    [7.659]%  (+/- 15               Average Loan Balance     $[220,202.10]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin      [N/A]%  (+/- 15               Maximum Loan Balance   $[1,000,000.00]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin      [N/A]%  (+/- 15           California Concentration           [6.04]%    (+/- 5%)
                                             bps)
     Index:  6 Month LIBOR     [0.00]%   (+/- 5%)        Northern CA Concentration           [2.06]%    (+/- 5%)
              1 Year LIBOR     [0.00]%   (+/- 5%)        Southern CA Concentration           [3.98]%    (+/- 5%)
                1 Year CMT     [0.00]%   (+/- 5%)                  WA Original LTV          [77.34]%    (+/- 5%)
                Fixed Rate   [100.00]%   (+/- 5%)                  WA Combined LTV          [88.36]%    (+/- 5%)
        WA Months to Reset       [N/A]    (+/- 2)                WA Credit Score**             [693]     (+/- 5)
       Interest Only Loans    [29.26]%   (+/- 5%)                    Full/Alt Doc*           [7.08]%    (+/- 5%)
             Silent Second    [67.77]%   (+/- 5%)                     Reduced Doc*          [67.52]%    (+/- 5%)
                       WAM       [352]    (+/- 2)             Prepayment Penalties          [26.21]%    (+/- 5%)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

The analyses,  calculations,  and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit Suisse  Securities  (USA) LLC and the Depositor have not verified those analyses,  calculations  or valuations or that such valuations  represent levels where actual trades may occur.

                                    Adjustable Rate Mortgage Trust 2006-3                    July [20], 2006
                                                 TERM SHEET                                   (212) 538-3831
---------------------------------------------------------------------------------------------------------------

         COLLATERAL SUMMARY (continued)

                      NOTE:  Information  contained  herein  reflects the July 1,  2006 cut-off date  scheduled balances.

-----------------------------------------------------------------------------------------------------------------
                                  Aggregate Loan Group 4 Collateral Details***
-----------------------------------------------------------------------------------------------------------------
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------
                 Gross WAC    [7.262]%  (+/- 15                 Total Loan Balance  $[1,169,860,151.73] (+/- 5%)
                                             bps)
                   Net WAC    [7.007]%  (+/- 15               Average Loan Balance     $[317,896.78]  (+/-
                                             bps)                                                        25,000)
           WA Gross Margin    [3.199]%  (+/- 15               Maximum Loan Balance   $[3,499,312.60]  (+/-
                                             bps)                                                        25,000)
             WA Net Margin    [2.942]%  (+/- 15           California Concentration          [27.91]%    (+/- 5%)
                                             bps)
     Index:  1 Month LIBOR     [0.05]%   (+/- 5%)        Northern CA Concentration          [10.03]%    (+/- 5%)
             6 Month LIBOR    [39.35]%   (+/- 5%)        Southern CA Concentration          [17.89]%    (+/- 5%)
              1 Year LIBOR    [35.07]%   (+/- 5%)                  WA Original LTV          [77.52]%    (+/- 5%)
                1 Year CMT     [0.12]%   (+/- 5%)                  WA Combined LTV          [87.25]%    (+/- 5%)
                Fixed Rate    [25.41]%   (+/- 5%)                WA Credit Score**             [704]     (+/- 5)
        WA Months to Reset        [56]    (+/- 2)                    Full/Alt Doc*          [15.26]%    (+/- 5%)
       Interest Only Loans    [69.74]%   (+/- 5%)                     Reduced Doc*          [63.03]%    (+/- 5%)
             Silent Second    [59.41]%   (+/- 5%)             Prepayment Penalties          [32.46]%    (+/- 5%)
                       WAM       [356]    (+/- 2)
--------------------------- ----------- ---------- -------------------------------- ----------------- -----------

        *The  mortgage  loans  have  been   originated   under  "full"  or   "alternative,"   "reduced
        documentation,"   "stated  income/stated  assets"  or  "no  income/no  asset"  programs.   The
        "alternative,"  "reduced,"  "stated  income/stated  asset" and "no income/no  asset"  programs generally  require either  alternative or less  documentation  and  verification  than do full documentation  programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment histories.  Generally,  an
        "alternative"  documentation  program requires  information  regarding the mortgagor's  income
        (i.e., W-2 forms,  tax returns and/or pay stubs) and assets (i.e.,  bank statements) as does a
        "full doc" loan,  however,  alternative forms of standard  verifications are used.  Generally, under  both  "full"  and  "alternative"  documentation  programs  at least  one year of income documentation  is provided.  Generally,  under a "reduced  documentation"  program,  either no
        verification  of  a  mortgagor's   stated  income  is  undertaken  by  the  originator  or  no verification  of a  mortgagor's  assets  is  undertaken  by the  originator.  Under a  "stated
        income/stated   assets"  program,  no  verification  of  either  a  mortgagor's  income  or  a mortgagor's assets is undertaken by the originator  although both income and assets are stated
        on the loan  application  and a  "reasonableness  test"  is  applied.  Generally,  under a "no income/no  asset" program,  the mortgagor is not required to state his or her income or assets and  therefore,  no  verification  of such  mortgagor's  income or assets is undertaken by the originator.  The  underwriting  for such mortgage loans may be based  primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment history and credit score.

        **Where Available

XIII.  COLLATERAL DETAILS
NOTE: PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE July 1, 2006 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.

          Summary Statistics

                                                        Group 1        Group 2       Group 3       Groups 1-3         Group 4A        Group 4B         Group 4 Agg
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------
Count                                                       349             79           264              692            2,330           1,350               3,680
Scheduled Balance ($)                            227,635,792.26  37,596,223.44 61,803,684.33   327,035,700.03   872,587,319.69  297,272,832.04    1,169,860,151.73
Avg. Scheduled Balance ($)                           652,251.55     475,901.56    234,104.86       472,594.94       374,501.00      220,202.10          317,896.78
Min Scheduled Balance ($)                            417,050.00      96,999.41     47,500.00        47,500.00        15,714.19       17,709.68           15,714.19
Max Scheduled Balance ($)                          2,712,500.00   1,854,320.62    524,000.00     2,712,500.00     3,499,312.60    1,000,000.00        3,499,312.60
Wgt. Avg. Gross Rate (%)                                  6.289          6.325         6.429            6.319            7.042           7.908               7.262
Wgt. Avg. Net Rate (%)                                    6.017          5.971         6.057            6.019            6.785           7.659               7.007
Non-Zero Wgt. Avg. Gross Margin (%)                       2.438          2.363         3.436            2.618            3.199           0.000               3.199
Non-Zero Wgt. Avg. Net Margin (%)                         2.166          2.008         3.063            2.318            2.942           0.000               2.942
Wgt. Avg. Remaining Term (Months)                           358            356           358              358              358             352                 356
Wgt. Avg. Original Term (Months)                            360            360           360              360              360             354                 358
Non-Zero Wgt. Avg. Months to Roll                            58             80            58               61               56               0                  56
Wgt. Avg. Seasoning (Months)                                  2              4             2                2                2               2                   2
Wgt. Avg. Original LTV (%)                                66.73          69.46         63.17            66.37            77.59           77.34               77.52
Wgt. Avg. Combined LTV (%)                                70.95          77.26         69.56            71.41            86.87           88.36               87.25
Wgt. Avg. FICO**                                            756            733           741              751              708             693                 704
Non-Zero Wgt. Avg. Initial Cap (%)                        5.088          5.359         5.697            5.234            5.156           0.000               5.156
Non-Zero Wgt. Avg. Annualized Periodic Cap (%)            2.183          2.680         3.415            2.473            2.648           0.000               2.648
Non-Zero Wgt. Avg. Periodic Cap (%)                       1.946          1.799         1.762            1.894            1.793           0.000               1.793
Non-Zero Wgt. Avg. Maximum Rate (%)                      11.377         11.689        12.134           11.556           12.426           0.000              12.426
Interest Only (%)                                         76.24          87.84         60.05            74.51            83.53           29.26               69.74
Silent Second (%)                                         33.39          51.49         33.80            35.55            56.57           67.77               59.41
===================================================================================================================================================================
===================================================================================================================================================================

** Where Available

              Rate Index

Index                                     Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                               1.31        0.42        0.00          0.96         0.17         0.00             0.12
Libor - 1 Month                                 0.00        0.00        0.00          0.00         0.06         0.00             0.05
Libor - 6 Month                                14.54       54.13       94.54         34.21        52.75         0.00            39.35
Libor - 1 Year                                 84.15       45.45        5.46         64.83        47.02         0.00            35.07
Fixed Rate                                      0.00        0.00        0.00          0.00         0.00       100.00            25.41
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

                Product

Product                                   Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Short Reset                                     0.00        0.00        0.00          0.00         0.42         0.00             0.31
2yr Hybrid                                      0.00        0.00        0.00          0.00         2.94         0.00             2.19
3yr Hybrid                                      0.00        0.00        0.00          0.00         4.71         0.00             3.51
5yr Hybrid                                    100.00        0.00      100.00         88.50        89.18         0.00            66.52
7yr Hybrid                                      0.00      100.00        0.00         11.50         2.76         0.00             2.06
Fixed 15yr                                      0.00        0.00        0.00          0.00         0.00         3.30             0.84
Fixed 20yr                                      0.00        0.00        0.00          0.00         0.00         0.20             0.05
Fixed 30yr                                      0.00        0.00        0.00          0.00         0.00        88.72            22.54
Fixed 40/30 Balloon                             0.00        0.00        0.00          0.00         0.00         7.78             1.98
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

  Months to Next Rate Adjustment Date

Months                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0                                               0.00        0.00        0.00          0.00         0.00       100.00            25.41
1                                               0.00        0.00        0.00          0.00         0.06         0.00             0.05
3                                               0.00        0.00        0.00          0.00         0.23         0.00             0.17
5                                               0.00        0.00        0.00          0.00         0.10         0.00             0.07
6                                               0.00        0.00        0.00          0.00         0.04         0.00             0.03
7                                               0.00        0.00        0.00          0.00         0.04         0.00             0.03
8                                               0.00        0.00        0.00          0.00         0.14         0.00             0.10
11                                              0.00        0.00        0.00          0.00         0.02         0.00             0.02
12                                              0.00        0.00        0.00          0.00         0.04         0.00             0.03
14                                              0.00        0.00        0.00          0.00         0.05         0.00             0.04
15                                              0.00        0.00        0.00          0.00         0.27         0.00             0.20
16                                              0.00        0.00        0.00          0.00         0.02         0.00             0.02
17                                              0.00        0.00        0.00          0.00         0.22         0.00             0.16
18                                              0.00        0.00        0.00          0.00         0.15         0.00             0.11
19                                              0.00        0.00        0.00          0.00         1.89         0.00             1.41
20                                              0.00        0.00        0.00          0.00         0.17         0.00             0.12
21                                              0.00        0.00        0.00          0.00         0.29         0.00             0.21
22                                              0.00        0.00        0.00          0.00         0.03         0.00             0.02
25                                              0.00        0.00        0.00          0.00         0.05         0.00             0.04
26                                              0.00        0.00        0.00          0.00         0.08         0.00             0.06
27                                              0.00        0.00        0.00          0.00         0.04         0.00             0.03
28                                              0.00        0.00        0.00          0.00         0.10         0.00             0.08
29                                              0.00        0.00        0.00          0.00         0.19         0.00             0.14
30                                              0.00        0.00        0.00          0.00         0.22         0.00             0.16
31                                              0.00        0.00        0.00          0.00         2.22         0.00             1.66
32                                              0.00        0.00        0.00          0.00         0.26         0.00             0.19
33                                              0.00        0.00        0.00          0.00         0.26         0.00             0.19
34                                              0.00        0.00        0.00          0.00         0.71         0.00             0.53
35                                              0.00        0.00        0.00          0.00         0.23         0.00             0.17
36                                              0.00        0.00        0.00          0.00         0.12         0.00             0.09
43                                              0.00        0.00        0.24          0.05         0.00         0.00             0.00
45                                              0.00        0.00        0.00          0.00         0.38         0.00             0.29
47                                              0.00        0.00        0.25          0.05         0.36         0.00             0.27
48                                              0.86        0.00        0.00          0.60         0.05         0.00             0.04
49                                              0.23        0.00        1.80          0.50         0.81         0.00             0.61
50                                              1.60        0.00        0.20          1.15         0.04         0.00             0.03
51                                              1.30        0.00        0.23          0.95         0.09         0.00             0.06
52                                              0.00        0.00        1.40          0.26         0.18         0.00             0.13
53                                              0.19        0.00        0.46          0.22         0.10         0.00             0.07
54                                              0.74        0.00        0.51          0.61         0.12         0.00             0.09
55                                              0.96        0.00        1.22          0.90         0.57         0.00             0.42
56                                              0.00        0.00        2.59          0.49         2.11         0.00             1.57
57                                              3.66        0.00       10.13          4.46         8.20         0.00             6.11
58                                             14.68        0.00       16.10         13.26        12.39         0.00             9.24
59                                             61.14        0.00       48.00         51.63        49.85         0.00            37.18
60                                             14.65        0.00       16.89         13.39        13.94         0.00            10.40
66                                              0.00        4.12        0.00          0.47         0.00         0.00             0.00
74                                              0.00        4.93        0.00          0.57         0.00         0.00             0.00
75                                              0.00        4.89        0.00          0.56         0.00         0.00             0.00
77                                              0.00        2.01        0.00          0.23         0.00         0.00             0.00
78                                              0.00        0.42        0.00          0.05         0.03         0.00             0.02
79                                              0.00        4.07        0.00          0.47         0.16         0.00             0.12
80                                              0.00       27.70        0.00          3.18         1.54         0.00             1.15
81                                              0.00       10.38        0.00          1.19         0.51         0.00             0.38
82                                              0.00        8.10        0.00          0.93         0.00         0.00             0.00
83                                              0.00       24.78        0.00          2.85         0.24         0.00             0.18
84                                              0.00        8.60        0.00          0.99         0.12         0.00             0.09
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

        Current Mortgage Rates

(%)                                       Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
3.751 - 4.000                                   0.57        0.00        0.00          0.40         0.00         0.00             0.00
4.001 - 4.250                                   0.33        0.00        0.00          0.23         0.00         0.00             0.00
4.501 - 4.750                                   0.00        0.00        0.00          0.00         0.03         0.00             0.02
4.751 - 5.000                                   0.52        0.00        0.82          0.52         0.00         0.00             0.00
5.001 - 5.250                                   2.11        0.66        2.68          2.05         0.05         0.00             0.04
5.251 - 5.500                                   2.34        1.13        3.72          2.46         0.47         0.12             0.38
5.501 - 5.750                                   9.64       14.75        9.16         10.13         1.04         0.00             0.77
5.751 - 6.000                                  18.11       14.11       14.19         16.91         4.48         0.04             3.35
6.001 - 6.250                                  15.89       14.31       13.80         15.32         9.66         0.59             7.35
6.251 - 6.500                                  19.63       24.98       13.89         19.16        14.35         1.03            10.97
6.501 - 6.750                                  16.93       14.24       11.69         15.63        11.72         2.44             9.36
6.751 - 7.000                                   8.50       11.26       14.40          9.93        14.14         8.53            12.71
7.001 - 7.250                                   2.60        4.19        5.90          3.41         7.66        12.08             8.78
7.251 - 7.500                                   1.94        0.00        7.17          2.70         9.51        16.06            11.17
7.501 - 7.750                                   0.53        0.37        2.29          0.84         8.30         8.35             8.32
7.751 - 8.000                                   0.36        0.00        0.12          0.27        14.24        10.13            13.20
8.001 - 8.250                                   0.00        0.00        0.17          0.03         1.94         4.80             2.66
8.251 - 8.500                                   0.00        0.00        0.00          0.00         1.27        10.33             3.57
8.501 - 8.750                                   0.00        0.00        0.00          0.00         0.67        15.62             4.47
8.751 - 9.000                                   0.00        0.00        0.00          0.00         0.28         4.94             1.46
9.001 - 9.250                                   0.00        0.00        0.00          0.00         0.11         1.67             0.51
9.251 - 9.500                                   0.00        0.00        0.00          0.00         0.06         3.12             0.84
9.501 - 9.750                                   0.00        0.00        0.00          0.00         0.02         0.00             0.01
9.751 - 10.000                                  0.00        0.00        0.00          0.00         0.03         0.14             0.06
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

          Scheduled Balances

($)                                       Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                0.00        0.00        0.08          0.01         0.04         0.79             0.23
50,000.01 - 100,000.00                          0.00        0.26        1.63          0.34         0.92         6.69             2.39
100,000.01 - 150,000.00                         0.00        2.25        9.30          2.02         3.77        10.03             5.36
150,000.01 - 200,000.00                         0.00        3.78       13.92          3.06         6.82        11.12             7.92
200,000.01 - 250,000.00                         0.00        7.22       19.70          4.55         6.30        11.15             7.53
250,000.01 - 300,000.00                         0.00        5.02       18.58          4.09         6.83        12.03             8.15
300,000.01 - 350,000.00                         0.00        1.70       13.07          2.66         5.00        10.32             6.35
350,000.01 - 400,000.00                         0.00        3.99       14.19          3.14         4.29        10.36             5.83
400,000.01 - 450,000.00                        10.55        5.74        8.69          9.64         7.12         5.91             6.81
450,000.01 - 500,000.00                        13.48        8.90        0.00         10.40        10.11         5.45             8.92
500,000.01 - 550,000.00                        11.75        8.38        0.85          9.30         9.06         3.55             7.66
550,000.01 - 600,000.00                        10.44        7.70        0.00          8.15         7.21         4.82             6.60
600,000.01 - 650,000.00                         9.71        5.05        0.00          7.34         7.40         2.98             6.28
650,000.01 - 700,000.00                         4.80        0.00        0.00          3.34         3.20         0.92             2.62
700,000.01 - 750,000.00                         4.17        1.91        0.00          3.12         3.08         1.48             2.68
750,000.01 - 800,000.00                         4.73        2.09        0.00          3.53         2.55         0.54             2.04
800,000.01 - 850,000.00                         2.17        2.14        0.00          1.75         2.36         0.27             1.83
850,000.01 - 900,000.00                         3.52        2.33        0.00          2.72         1.62         0.60             1.36
900,000.01 - 950,000.00                         2.47        2.42        0.00          1.99         1.16         0.00             0.87
950,000.01 - 1,000,000.00                       8.23        5.32        0.00          6.34         5.41         1.00             4.29
1,000,000.01 - 1,050,000.00                     0.00        0.00        0.00          0.00         0.24         0.00             0.18
1,050,000.01 - 1,100,000.00                     1.44        2.89        0.00          1.34         0.37         0.00             0.28
1,100,000.01 - 1,150,000.00                     0.51        0.00        0.00          0.35         0.39         0.00             0.29
1,150,000.01 - 1,200,000.00                     0.53        0.00        0.00          0.37         0.27         0.00             0.20
1,200,000.01 >=                                11.52       20.92        0.00         10.42         4.47         0.00             3.34
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

        Geographic Distribution

Geographic Distribution                   Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Alabama                                         0.00        0.00        0.00          0.00         0.15         0.45             0.23
Alaska                                          0.00        0.00        0.00          0.00         0.00         0.11             0.03
Arizona                                         2.45        3.43       13.38          4.63         5.09         2.43             4.41
Arkansas                                        0.00        0.00        0.00          0.00         0.09         0.17             0.11
California                                     57.51       45.59       19.33         48.93        35.36         6.04            27.91
Colorado                                        0.77        4.59        1.00          1.25         1.58         1.03             1.44
Connecticut                                     0.22        1.47        1.80          0.66         1.11         1.25             1.15
Delaware                                        0.00        0.00        0.33          0.06         0.27         0.29             0.27
District of Columbia                            0.48        6.73        0.40          1.18         0.50         0.52             0.50
Florida                                         6.97       10.36        9.42          7.83        12.23        11.53            12.05
Georgia                                         1.74        0.00        3.67          1.91         1.04         1.29             1.11
Hawaii                                          1.12        0.00        0.00          0.78         0.90         0.24             0.73
Idaho                                           0.48        0.00        0.45          0.42         0.50         0.47             0.49
Illinois                                        1.34        1.58        2.09          1.51         3.07         3.55             3.19
Indiana                                         0.00        0.00        0.00          0.00         0.08         0.40             0.16
Iowa                                            0.00        0.00        0.20          0.04         0.00         0.03             0.01
Kansas                                          0.00        0.00        0.00          0.00         0.15         0.04             0.12
Kentucky                                        0.00        0.00        0.00          0.00         0.03         0.05             0.03
Louisiana                                       0.00        0.00        0.00          0.00         0.02         0.08             0.04
Maine                                           0.00        0.00        0.23          0.04         0.09         0.04             0.08
Maryland                                        3.08        4.24        2.86          3.18         3.16         3.03             3.13
Massachusetts                                   1.53        5.38        1.51          1.97         1.05         4.19             1.85
Michigan                                        0.00        0.00        0.67          0.13         0.46         1.06             0.62
Minnesota                                       0.55        0.00        1.36          0.64         0.76         0.81             0.77
Mississippi                                     0.00        0.00        0.43          0.08         0.03         0.17             0.07
Missouri                                        0.22        0.00        1.03          0.35         0.17         0.76             0.32
Montana                                         0.00        0.00        0.00          0.00         0.12         0.41             0.20
Nebraska                                        0.00        0.00        0.00          0.00         0.02         0.05             0.03
Nevada                                          2.82        4.40        4.51          3.32         6.12         5.06             5.85
New Hampshire                                   0.00        0.00        0.84          0.16         0.20         0.42             0.26
New Jersey                                      2.45        1.45        6.57          3.12         5.90        16.35             8.56
New Mexico                                      0.69        0.00        0.36          0.55         0.57         0.18             0.47
New York                                        2.74        2.61        9.36          3.97         7.48        17.87            10.12
North Carolina                                  1.54        0.00        2.88          1.62         0.79         1.39             0.95
Ohio                                            0.00        0.00        0.00          0.00         0.32         0.58             0.39
Oklahoma                                        0.00        0.00        0.00          0.00         0.04         0.69             0.20
Oregon                                          0.43        1.89        0.00          0.51         0.60         1.16             0.75
Pennsylvania                                    0.28        0.00        2.39          0.65         0.49         2.71             1.05
Rhode Island                                    0.00        0.00        0.30          0.06         0.11         0.41             0.19
South Carolina                                  0.87        0.00        3.64          1.30         1.46         0.91             1.32
South Dakota                                    0.00        0.00        0.00          0.00         0.05         0.00             0.04
Tennessee                                       0.51        0.00        0.00          0.35         0.24         0.19             0.23
Texas                                           0.22        1.40        1.31          0.56         0.96         4.19             1.78
Utah                                            0.73        0.00        1.89          0.87         0.90         0.69             0.85
Vermont                                         0.00        0.00        0.00          0.00         0.00         0.04             0.01
Virginia                                        5.00        3.48        4.83          4.79         3.57         4.09             3.70
Washington                                      1.81        1.40        0.95          1.60         2.10         2.10             2.10
West Virginia                                   0.18        0.00        0.00          0.13         0.01         0.13             0.04
Wisconsin                                       0.26        0.00        0.00          0.18         0.03         0.35             0.11
Wyoming                                         1.01        0.00        0.00          0.70         0.00         0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

             Gross Margin

(%)                                       Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0.000                                           0.00        0.00        0.00          0.00         0.00       100.00            25.41
1.251 - 1.500                                   0.00        0.00        0.00          0.00         0.22         0.00             0.16
2.001 - 2.250                                  85.79       91.11       19.99         73.97        53.37         0.00            39.81
2.251 - 2.500                                   0.00        1.34        0.42          0.23         0.32         0.00             0.24
2.501 - 2.750                                   1.70        1.01        1.88          1.66         2.18         0.00             1.62
2.751 - 3.000                                   1.19        0.00        0.97          1.01         1.24         0.00             0.92
3.001 - 3.250                                   3.49        3.65       35.16          9.49         7.31         0.00             5.46
3.251 - 3.500                                   0.00        0.00        1.60          0.30         0.77         0.00             0.57
3.501 - 3.750                                   2.94        0.00       11.29          4.18         2.44         0.00             1.82
3.751 - 4.000                                   2.15        0.00        6.06          2.64         1.75         0.00             1.31
4.001 - 4.250                                   1.51        0.00        7.24          2.42         3.26         0.00             2.43
4.251 - 4.500                                   0.96        0.00        5.05          1.62         3.01         0.00             2.24
4.501 - 4.750                                   0.28        2.89        1.28          0.77         2.51         0.00             1.87
4.751 - 5.000                                   0.00        0.00        9.06          1.71        21.23         0.00            15.83
5.001 - 5.250                                   0.00        0.00        0.00          0.00         0.02         0.00             0.01
5.251 - 5.500                                   0.00        0.00        0.00          0.00         0.17         0.00             0.13
5.501 - 5.750                                   0.00        0.00        0.00          0.00         0.08         0.00             0.06
5.751 - 6.000                                   0.00        0.00        0.00          0.00         0.01         0.00             0.01
6.001 - 6.250                                   0.00        0.00        0.00          0.00         0.03         0.00             0.02
6.251 - 6.500                                   0.00        0.00        0.00          0.00         0.02         0.00             0.01
6.501 - 6.750                                   0.00        0.00        0.00          0.00         0.04         0.00             0.03
7.251 - 7.500                                   0.00        0.00        0.00          0.00         0.01         0.00             0.01
7.501 - 7.750                                   0.00        0.00        0.00          0.00         0.02         0.00             0.01
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

             Maximum Rate

(%)                                       Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0.000                                           0.00        0.00        0.00          0.00         0.00       100.00            25.41
8.751 - 9.000                                   0.57        0.00        0.00          0.40         0.00         0.00             0.00
9.001 - 9.250                                   0.33        0.00        0.00          0.23         0.00         0.00             0.00
9.751 - 10.000                                  0.52        0.00        0.65          0.49         0.30         0.00             0.22
10.001 - 10.250                                 1.90        0.00        0.44          1.40         0.05         0.00             0.04
10.251 - 10.500                                 1.92        0.00        1.56          1.63         0.29         0.00             0.22
10.501 - 10.750                                 7.60       10.83        1.15          6.75         0.97         0.00             0.72
10.751 - 11.000                                16.34        8.86        4.30         13.20         3.69         0.00             2.75
11.001 - 11.250                                15.83       11.91        5.47         13.42         8.09         0.00             6.04
11.251 - 11.500                                18.37       11.37        6.84         15.39        11.79         0.00             8.80
11.501 - 11.750                                17.78       14.31       12.33         16.35         8.67         0.00             6.47
11.751 - 12.000                                 9.52       13.19       15.31         11.03         9.06         0.00             6.76
12.001 - 12.250                                 2.62        7.25       12.01          4.92         5.48         0.00             4.09
12.251 - 12.500                                 3.43       14.73       11.09          6.18         7.54         0.00             5.62
12.501 - 12.750                                 1.71        3.86        8.35          3.22         6.42         0.00             4.79
12.751 - 13.000                                 1.11        3.31        9.15          2.88        12.04         0.00             8.98
13.001 - 13.250                                 0.26        0.00        4.27          0.99         4.38         0.00             3.27
13.251 - 13.500                                 0.19        0.00        5.29          1.13         4.72         0.00             3.52
13.501 - 13.750                                 0.00        0.37        1.50          0.33         5.04         0.00             3.76
13.751 - 14.000                                 0.00        0.00        0.12          0.02         8.15         0.00             6.08
14.001 - 14.250                                 0.00        0.00        0.17          0.03         1.05         0.00             0.78
14.251 - 14.500                                 0.00        0.00        0.00          0.00         1.14         0.00             0.85
14.501 - 14.750                                 0.00        0.00        0.00          0.00         0.65         0.00             0.48
14.751 - 15.000                                 0.00        0.00        0.00          0.00         0.28         0.00             0.21
15.001 - 15.250                                 0.00        0.00        0.00          0.00         0.11         0.00             0.08
15.251 - 15.500                                 0.00        0.00        0.00          0.00         0.06         0.00             0.04
15.501 - 15.750                                 0.00        0.00        0.00          0.00         0.02         0.00             0.01
15.751 - 16.000                                 0.00        0.00        0.00          0.00         0.03         0.00             0.02
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

             Credit Score

FICO Score                                Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
<= 550                                          0.00        0.00        0.38          0.07         0.50         0.29             0.44
576 - 600                                       0.00        0.00        0.00          0.00         0.04         0.00             0.03
601 - 625                                       0.93        0.00        1.66          0.96         1.90         3.46             2.30
626 - 650                                       0.68        4.21        5.32          1.96         8.42        13.04             9.60
651 - 675                                       2.42       13.58        5.37          4.26        14.44        22.49            16.49
676 - 700                                       4.03        9.10        8.93          5.54        19.42        21.86            20.04
701 - 725                                       8.67       13.82       11.94          9.88        20.29        16.66            19.37
726 - 750                                      23.66       13.75       14.79         20.84        17.72        10.04            15.77
751 - 775                                      23.53       26.54       23.82         23.93        10.31         7.84             9.68
776 - 800                                      29.17       11.62       20.83         25.58         5.76         3.80             5.26
801 - 825                                       6.91        7.38        6.94          6.97         1.19         0.53             1.02
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

             Property Type

Type                                      Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                        58.48       56.57       52.33         57.10        52.08        46.38            50.63
PUD                                            30.79       26.16       30.24         30.16        25.89        12.89            22.58
Condo                                           9.20       11.96        9.01          9.48        11.48         9.29            10.92
Condotel                                        0.00        0.00        0.80          0.15         0.09         0.13             0.10
2-4 Family                                      0.25        4.74        7.62          2.16        10.46        31.07            15.70
Co-op                                           1.27        0.57        0.00          0.95         0.00         0.24             0.06
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

           Occupancy Status

Status                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Primary                                        92.46       86.97       78.59         89.20        76.70        62.39            73.06
Second Home                                     5.56        4.40        2.74          4.90         7.01         3.44             6.11
Investment                                      1.98        8.63       18.66          5.90        16.28        34.17            20.83
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

             Loan Purpose

Purpose                                   Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Purchase                                       53.40       65.28       47.70         53.69        66.64        66.89            66.70
Refinance - Rate Term                          17.48       12.06       13.75         16.15        11.02         8.15            10.29
Refinance - Cashout                            29.12       22.66       38.55         30.16        22.34        24.96            23.00
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

     Original Loan to Value Ratio

(%)                                       Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                       14.15       10.51       19.45         14.74         0.30         1.86             0.69
50.01 - 55.00                                   3.31        7.18        8.70          4.78         0.68         0.76             0.70
55.01 - 60.00                                   9.43        2.28       12.42          9.17         1.38         1.27             1.35
60.01 - 65.00                                  12.74       16.03       13.43         13.25         4.52         2.81             4.09
65.01 - 70.00                                  17.39       14.56       15.94         16.79         7.00         6.71             6.93
70.01 - 75.00                                   5.59        4.26        1.71          4.71        12.27         6.48            10.80
75.01 - 80.00                                  37.01       44.71       26.94         35.99        68.57        77.00            70.71
80.01 - 85.00                                   0.00        0.46        0.36          0.12         0.42         0.66             0.48
85.01 - 90.00                                   0.18        0.00        0.98          0.31         2.79         1.84             2.55
90.01 - 95.00                                   0.18        0.00        0.08          0.14         1.88         0.48             1.52
95.01 - 100.00                                  0.00        0.00        0.00          0.00         0.20         0.13             0.18
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

          Documentation Type

Documentation                             Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                               31.65       47.23       23.90         31.98        18.05         7.08            15.26
Reduced                                        60.84       33.14       27.28         51.31        61.50        67.52            63.03
Stated Income / Stated Assets                   0.87        4.89        5.00          2.11         8.21        14.87             9.90
No Income/ No Asset                             6.63       14.73       43.82         14.59        12.24        10.54            11.81
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

             Original Term

Months                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
180                                             0.00        0.00        0.00          0.00         0.00         3.30             0.84
240                                             0.00        0.00        0.00          0.00         0.00         0.20             0.05
360                                           100.00      100.00      100.00        100.00       100.00        96.50            99.11
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

            Remaining Term

Months                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                       0.00        0.00        0.00          0.00         0.00         3.30             0.84
181 - 240                                       0.00        0.00        0.00          0.00         0.04         0.20             0.08
241 - 280                                       0.00        0.00        0.00          0.00         0.09         0.00             0.07
281 - 320                                       0.00        0.00        0.00          0.00         0.08         0.00             0.06
321 - 360                                     100.00      100.00      100.00        100.00        99.78        96.50            98.95
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

               Seasoning

Months                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0                                              14.65        8.60       16.89         14.38        14.18         0.00            10.57
1 - 5                                          80.44       75.03       78.03         79.36        81.49        96.69            85.35
6 - 10                                          3.82       12.26        2.79          4.60         2.21         2.79             2.36
11 - 15                                         1.09        0.00        2.04          1.14         1.91         0.52             1.55
16 - 20                                         0.00        4.12        0.24          0.52         0.00         0.00             0.00
51 - 55                                         0.00        0.00        0.00          0.00         0.05         0.00             0.04
76 - 80                                         0.00        0.00        0.00          0.00         0.04         0.00             0.03
86 - 90                                         0.00        0.00        0.00          0.00         0.09         0.00             0.07
146 - 150                                       0.00        0.00        0.00          0.00         0.04         0.00             0.03
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

           Initial Rate Cap

(%)                                       Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0.000                                           0.00        0.00        0.00          0.00         0.00       100.00            25.41
1.000                                           0.00        0.00        0.00          0.00         0.38         0.00             0.28
2.000                                           0.00        0.00        0.44          0.08         1.25         0.00             0.93
3.000                                           0.00        0.00        0.13          0.02         5.70         0.00             4.25
5.000                                          91.20       64.06       28.12         76.16        60.43         0.00            45.07
6.000                                           8.80       35.94       71.31         23.73        32.24         0.00            24.05
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

         Interest Only Period

Months                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0                                              23.76       12.16       39.95         25.49        16.47        70.74            30.26
36                                              0.00        0.00        0.00          0.00         0.05         0.00             0.04
60                                             56.58        0.00        1.77         39.71        35.75         0.07            26.69
84                                              0.00       26.80        0.00          3.08         0.58         0.00             0.43
120                                            19.66       61.04       58.28         31.72        47.15        29.19            42.58
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================

       Prepayment Penalty Period

Months                                    Group 1 (%) Group 2 (%) Group 3 (%)Groups 1-3 (%) Group 4A (%) Group 4B (%)  Group 4 Agg (%)
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
0                                              73.08       58.43       69.35         70.69        65.42        73.79            67.54
4                                               0.00        0.00        0.00          0.00         0.12         0.31             0.17
6                                               0.00        0.00        1.18          0.22         0.97         0.86             0.94
12                                             17.53        8.12        2.71         13.65        10.77         1.57             8.43
15                                              0.00        2.89        0.00          0.33         0.00         0.00             0.00
24                                              0.50        0.66        3.76          1.13         3.38         2.10             3.06
36                                              6.08       29.90       22.73         11.96        17.26        21.24            18.27
60                                              2.81        0.00        0.28          2.01         2.08         0.14             1.58
--------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------
Total:                                        100.00      100.00      100.00        100.00       100.00       100.00           100.00
======================================================================================================================================
======================================================================================================================================